UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

                               THIRD AVENUE TRUST
               (Exact name of registrant as specified in charter)

            622 Third Avenue, 32nd Floor, New York, NY                  10017
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip code)

W. James Hall III, General Counsel,  622 Third Avenue,  New York, NY  10017
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 800-443-1021
                                                    ------------

Date of fiscal year end: October 31, 2007
                         ----------------

Date of reporting period: October 31, 2007
                          ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") is as follows:


================================================================================


                             THIRD AVENUE VALUE FUND


                        THIRD AVENUE SMALL-CAP VALUE FUND


                       THIRD AVENUE REAL ESTATE VALUE FUND


                      THIRD AVENUE INTERNATIONAL VALUE FUND

                                  ANNUAL REPORT
                                  -------------
                                October 31, 2007


================================================================================

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS


                                 PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                      PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated the voting of proxies relating to their voting securities to the Funds' investment adviser pursuant to the adviser's proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling
(800) 443-1021, (ii) on the website of the Securities and Exchange Commission http://www.sec.gov., and (iii) the Funds' website www.thirdavenuefunds.com.

                    SCHEDULE OF PORTFOLIO HOLDINGS--FORM N-Q

Third Avenue Funds files their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Third Avenue Funds Form N-Q will be available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2007
                                   (UNAUDITED)

At October 31, 2007, the audited net asset value attributable to each of the 178,201,270 common shares outstanding of the Third Avenue Value Fund ("TAVFX") was $68.04 per share. This compares with an audited net asset value at October 31, 2006 of $56.95 per share, adjusted for a subsequent distribution to shareholders.

                                                AVERAGE ANNUAL RETURNS
                                        FOR THE PERIODS ENDED OCTOBER 31, 2007
                                       -----------------------------------------
                           ONE YEAR                                      SINCE
                            ENDED       THREE       FIVE       TEN     INCEPTION
                           10/31/07      YEAR       YEAR       YEAR    (11/1/90)
                           --------     ------     ------     ------   ---------
Third Avenue Value Fund      19.25%     18.55%     22.35%     12.63%     16.83%
S&P 500 Index                14.56%     13.16%     13.88%      7.10%     12.33%
Russell 2500 Index           12.71%     15.08%     19.39%     10.02%     15.17%

The Third Avenue Value Fund (the "Fund") seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. Various comparative indices are included above for illustrative purposes both for the most recent year and over longer periods. Although the Fund is managed for the long term and does not seek to maximize short-term performance, during this year, the Fund outperformed these indices. We believe that the Fund's performance should be judged over the long term and in the absolute, rather than against any of these indices. Based on such criteria, we are very pleased with Fund performance over the long term and with this year's gains. During the twelve-month period ended October 31, 2007, the Fund's total return was 19.25% .

Much of the positive absolute performance during the year is attributable to securities from companies based outside the United States, notably in Hong Kong, where the real estate market continued to rebound. Beneficiaries were Cheung Kong Holdings, Henderson Land Development, Wheelock & Company and Wharf
Holdings. The Fund's top contributor was Korean steel maker Posco, which benefited from robust steel fundamentals. The Fund was also positively impacted by three resource conversions--the acquisitions of Trammell Crow, American Power Conversion Corp. and TXU (which was a private equity buyout).

On the downside, key detractors to performance included Radian Group, MBIA Inc., and St. Joe Company, all down in the ongoing credit crunch and housing market decline. While the near-term situation may seem dire, we are patient long-term investors willing to ride out short-term volatility. We believe financial guarantors Radian and MBIA remain well-capitalized to weather the downturn, and should emerge as survivors when the dust settles. With respect to St. Joe, we have also been encouraged by recent cost cutting efforts, including a sales force reduction and a dividend cut. Other detractors in the one year time frame included Nabors Industries and Tejon Ranch Co.

The Fund continues to look for investment opportunities that meet our strict investment criteria within the United States as well as abroad.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                   PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                   (UNAUDITED)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2007, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor. 12/21/07

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdavenuefunds.com. Current performance may be lower or higher than performance quoted.

The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. The Russell 2500 Index measures the performance of small to mid-sized companies. The S&P 500 Index and the Russell 2500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                  (UNAUDITED)



PERFORMANCE ILLUSTRATION


                         COMPARISON OF CHANGE IN VALUE
              OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND,
                 THE STANDARD & POOR'S 500 INDEX (S&P 500) AND
         THE RUSSELL 2500 INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2007


                           Average Annual Total Return

                 1 Year      3 Years      5 Years      10 Years
                 19.25%       18.55%       22.35%       12.63%


              TAVF       S&P 500 Index     Russell 2500 Index

10/31/97     $10,000         $10,000             $10,000
               9,614          12,199               9,230
10/31/99      11,237.8        15,330.1             10,891.4
              13,942.7        16,263.9             13,426.9
10/31/01      13,523.1        12,213.5             11,792.9
              11,981.4        10,368               10,716.2
10/31/03      16,505.6        12,524.6             15,183.8
              19,720.9        13,704.4             17,057.4
10/31/05      24,365.2        14,899.4             19,599
              27,552.2        17,334               23,064.1
10/31/07      32,856          19,857.8             25,995.5


* All returns include reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2007

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2007 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

Holding Companies                                           22.71
Real Estate                                                 20.09
Annuities & Mutual Fund Management & Sales                   6.17
Automotive                                                   5.58
Steel & Specialty Steel                                      5.4
Oil & Gas Production & Services                              4.27
Financial Insurance/Credit Enhancement                       3.95
Non-Life Insurance-Japan                                     3.59
Utilities, Utility Service Companies & Waste Management      2.72
Electronics Components                                       1.93
Other                                                        9.72
Cash and Equivalents (Net)                                  13.87


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                      PORTFOLIO OF INVESTMENTS
                                                         AT OCTOBER 31, 2007

                                    PRINCIPAL                                                                            VALUE
                                    AMOUNT ($)   ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 0.23%
Auto Supply - 0.01%                 1,000,000    ISE Corp., Convertible Promissory Note, 10.000%, due 2/23/09 (b)   $     1,000,000
                                                                                                                    ---------------
Automotive - 0.01%                  2,005,000    General Motors Corp., step bond, 0.000% until 3/15/16
                                                 (7.750% thereafter), due 3/15/36                                           756,888
                                                                                                                    ---------------
Consumer Products - 0.12%          14,220,011    Home Products International, Inc., 2nd Lien, Convertible, PIK,
                                                 6.000%, due 3/20/17 (b)                                                 14,220,011
                                                                                                                    ---------------
Energy & Utilities - 0.08%         10,000,000    Mirant Americas Generation LLC, 8.500%, due 10/1/21                      9,875,000
                                                                                                                    ---------------
Hard Goods Retail - 0.01%                        Hechinger Co.:
                                   18,648,000    6.950%, due 10/15/03 (a) (b) *                                             471,662
                                   14,752,000    9.450%, due 11/15/12 (a) (b) *                                             373,121
                                                                                                                    ---------------
                                                                                                                            844,783
                                                                                                                    ---------------
Retail - 0.00%#                       700,736    Sears Holding Corp. Trade Claims (a) (b)                                   701,684
                                                                                                                    ---------------
                                                 TOTAL CORPORATE DEBT INSTRUMENTS
                                                 (Cost $22,249,471)                                                      27,398,366
                                                                                                                    ---------------
                                     SHARES
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.02%
Auto Supply - 0.02%                   759,866    ISE Corp. Series B (b)                                                   2,499,959
                                                                                                                    ---------------
Financial Insurance/Credit          6,045,667    CGA Group, Ltd. Series C (a) (b) (Bermuda)                                       -
                                                                                                                    ---------------
Enhancement - 0.00%#
Insurance & Reinsurance - 0.00%#        4,775    Ecclesiastical Insurance, 8.625% (United Kingdom)                           12,287
                                    1,022,245    RS Holdings Corp., Convertible, Class A (a) (b)                            436,447
                                                                                                                    ---------------
                                                                                                                            448,734
                                                                                                                    ---------------
                                                TOTAL PREFERRED STOCKS
                                                (Cost $13,040,362)                                                        2,948,693
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 85.87%
Annuities & Mutual Fund             5,500,000    Bank of New York Mellon Corp.                                      $   268,675,000
Management & Sales - 6.17%          1,451,598    Legg Mason, Inc.                                                       120,395,538
                                    2,489,900    Nuveen Investments, Inc. Class A                                       161,345,520
                                    4,487,800    Power Corp. of Canada (Canada)                                         192,500,562
                                      139,212    Westwood Holdings Group, Inc.                                            5,290,056
                                                                                                                    ---------------
                                                                                                                        748,206,676
                                                                                                                    ---------------
Auto Supply - 0.00%#                   22,624    ISE Corp. Warrants, expires 8/23/12 (a) (b)                                     --
                                                                                                                    ---------------
Automotive - 5.58%                 15,922,200    Toyota Industries Corp. (Japan)                                        676,277,727
                                                                                                                    ---------------
Building Products - 0.98%           3,000,000    USG Corp. (a) (e)                                                      119,250,000
                                                                                                                    ---------------
Business Services - 0.11%             337,082    Fair Isaac Corp.                                                        12,782,149
                                                                                                                    ---------------
Commercial Services - 0.99%         1,486,200    Alliance Data Systems Corp. (a)                                        119,490,480
                                                                                                                    ---------------
Computerized Securities               132,800    Investment Technology Group, Inc. (a)                                    5,564,320
                                                                                                                    ---------------
Trading - 0.05%
Consumer Products - 0.01%             526,368    Home Products International, Inc. (a) (b) (c)                              584,268
                                       47,250    JAKKS Pacific, Inc. (a)                                                  1,252,125
                                                                                                                    ---------------
                                                                                                                          1,836,393
                                                                                                                    ---------------
Depository Institutions - 0.70%       390,800    Berkshire Hills Bancorp, Inc.                                           10,891,596
                                      529,600    Brookline Bancorp, Inc. (e)                                              5,698,496
                                      218,500    Carver Bancorp, Inc. (c)                                                 3,456,670
                                   26,127,450    Chong Hing Bank, Ltd. (c) (Hong Kong)                                   61,018,270
                                       54,704    Tompkins Financial Corp. (e)                                             2,272,404
                                       16,354    Toronto-Dominion Bank (The) (Canada) (e)                                 1,233,092
                                                                                                                    ---------------
                                                                                                                         84,570,528
                                                                                                                    ---------------
Electronics Components - 1.93%      9,046,200    AVX Corp. (c) (e)                                                      139,763,790
                                    3,500,000    Intel Corp.                                                             94,150,000
                                                                                                                    ---------------
                                                                                                                        233,913,790
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Financial Insurance/                3,806,722    ACA Capital Holdings, Inc. (a) (b) (c) (g)                         $    12,907,834
Credit Enhancement - 3.95%            300,000    Ambac Financial Group, Inc.                                             11,049,000
                                    7,077,906    MBIA, Inc. (c)                                                         304,633,074
                                    1,000,000    MGIC Investment Corp. (e)                                               19,360,000
                                   10,359,150    Radian Group, Inc. (c)                                                 130,421,699
                                                                                                                    ---------------
                                                                                                                        478,371,607
                                                                                                                    ---------------
Financial Services - 0.36%          1,250,000    CIT Group, Inc.                                                         44,050,000
                                                                                                                    ---------------
Holding Companies - 22.71%          1,387,200    Alexander & Baldwin, Inc.                                               72,661,536
                                   10,000,000    Brookfield Asset Management, Inc., Class A (Canada)                    407,900,000
                                       83,370    Capital Southwest Corp.                                                 10,184,479
                                   53,819,000    Cheung Kong Holdings, Ltd. (Hong Kong)                               1,046,485,378
                                    3,951,800    Guoco Group, Ltd. (Hong Kong) (1)                                       60,677,294
                                   12,713,000    Hutchison Whampoa, Ltd. (Hong Kong)                                    158,456,282
                                   10,665,000    Investor AB, Class A (Sweden)                                          258,563,771
                                    2,200,000    Jardine Matheson Holdings, Ltd. (Hong Kong) (1)                         67,100,000
                                      359,250    Pargesa Holding SA (Switzerland)                                        40,905,624
                                    4,628,913    RHJ International (a) (c) (Belgium)                                     81,266,641
                                   42,953,000    Wharf (Holdings), Ltd. (The) (Hong Kong)                               256,601,258
                                   90,996,500    Wheelock & Co., Ltd. (Hong Kong)                                       293,527,628
                                                                                                                    ---------------
                                                                                                                      2,754,329,891
                                                                                                                    ---------------
Housing Development - 0.33%         1,000,000    MDC Holdings, Inc. (e)                                                  40,510,000
                                                                                                                    ---------------
Industrial & Agricultural             594,300    Alamo Group, Inc. (c)                                                   12,884,424
Equipment - 0.28%                     360,100    Mestek, Inc. (a)                                                         5,491,525
                                      360,100    Omega Flex, Inc.                                                         5,837,221
                                      480,500    Standex International Corp. (e)                                         10,301,920
                                                                                                                    ---------------
                                                                                                                         34,515,090
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Information Services - 0.22%          726,718    Ceridian Corp. (a)                                                $     26,118,245
                                                                                                                    ---------------
Insurance & Reinsurance - 0.71%        87,035    ACE, Ltd. (Bermuda) (2)                                                  5,275,191
                                      432,300    Arch Capital Group, Ltd. (a) (Bermuda)                                  32,323,071
                                       15,675    ESG Re, Ltd. Warrants, expires 12/07 (a) (b) (Bermuda)                          --
                                       65,000    Helicon Re Holdings, Ltd. (a) (b) (Bermuda)                              8,257,600
                                      480,000    Montpelier Re Holdings, Ltd. (Bermuda)                                   8,592,000
                                      127,500    Olympus Re Holdings, Ltd. (a) (b) (Bermuda)                                856,800
                                       32,089    RS Holdings Corp., Class A (a) (b)                                          13,700
                                       58,300    White Mountains Insurance Group, Ltd.(1)                                31,342,663
                                                                                                                    ---------------
                                                                                                                         86,661,025
                                                                                                                    ---------------
Life Insurance - 0.23%              2,009,900    Phoenix Cos., Inc. (The)                                                27,696,422
                                                                                                                    ---------------
Medical Supplies                      342,300    Datascope Corp.                                                         12,367,299
& Services - 0.89%                    598,000    PAREXEL International Corp. (a) (e)                                     27,508,000
                                    1,275,000    Pharmaceutical Product Development, Inc.                                53,856,000
                                      363,000    St. Jude Medical, Inc. (a)                                              14,784,990
                                                                                                                    ---------------
                                                                                                                        108,516,289
                                                                                                                    ---------------
Mutual Holding Companies - 0.15%      637,122    Brooklyn Federal Bancorp, Inc.                                           8,594,776
                                       36,890    Colonial Bankshares, Inc. (a)                                              428,846
                                      353,109    FedFirst Financial Corp. (a) (c)                                         3,206,230
                                      205,511    Gouverneur Bancorp, Inc. (c)                                             2,234,932
                                      137,000    Home Federal Bancorp, Inc.                                               1,390,550
                                      242,800    SFSB, Inc. (a) (c)                                                       2,033,450
                                                                                                                    ---------------
                                                                                                                         17,888,784
                                                                                                                    ---------------
Non-Life                            9,159,100    Aioi Insurance Co., Ltd. (Japan)                                        52,875,314
Insurance-Japan - 3.59%             5,290,500    Millea Holdings, Inc., ADR (e) (Japan)                                 207,705,030
                                   10,857,140    Mitsui Sumitomo Insurance Co., Ltd. (Japan)                            123,473,910
                                    4,420,560    Sompo Japan Insurance, Inc. (Japan)                                     51,499,438
                                                                                                                    ---------------
                                                                                                                        435,553,692
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Oil & Gas                           2,000,630    Cimarex Energy Co.                                                 $    81,045,521
Production & Services - 4.27%         626,800    EnCana Corp. (e) (Canada)                                               43,687,960
                                   10,090,000    Nabors Industries, Ltd. (a) (Bermuda)                                  283,327,200
                                    1,000,000    Suncor Energy, Inc. (e) (Canada)                                       109,230,000
                                                                                                                    ---------------
                                                                                                                        517,290,681
                                                                                                                    ---------------
Pharmaceuticals - 0.64%             1,000,000    Daiichi Sankyo Co., Ltd. (Japan)                                        28,344,819
                                    2,000,000    Pfizer, Inc.                                                            49,220,000
                                                                                                                    ---------------
                                                                                                                         77,564,819
                                                                                                                    ---------------
Real Estate - 20.09%                  139,000    Alico, Inc. (e)                                                          6,594,160
                                       31,000    Consolidated-Tomoka Land Co. (e)                                         2,124,120
                                   18,975,821    FNC Realty Corp. (a) (b)                                                14,231,866
                                    5,431,951    Forest City Enterprises, Inc., Class A (c) (e)                         309,186,651
                                    1,017,031    Forest City Enterprises, Inc., Class A (c) (d) (e)                      57,889,405
                                      562,876    Forest City Enterprises, Inc., Class A (b) (c) (d) (e)                  31,077,735
                                       22,500    Forest City Enterprises, Inc., Class B                                   1,280,475
                                   23,919,000    Hang Lung Group, Ltd. (Hong Kong)                                      140,114,525
                                   30,534,000    Hang Lung Properties, Ltd. (Hong Kong)                                 145,179,562
                                   63,328,000    Henderson Land Development Co., Ltd. (c) (Hong Kong)                   563,805,297
                                   50,000,000    Henderson Land Development Co., Ltd. (c) (d) (Hong Kong)               445,146,931
                                       47,348    Homefed Corp. (a) (e)                                                    2,888,228
                                    7,151,000    Mitsubishi Estate Co., Ltd. (Japan)                                    211,991,679
                                    5,151,000    Mitsui Fudosan Co., Ltd. (Japan)                                       141,092,706
                                    6,666,078    St. Joe Co. (The) (c) (e)                                              225,713,401
                                    3,420,106    Tejon Ranch Co. (a) (c)                                                137,077,848
                                                                                                                    ---------------
                                                                                                                      2,435,394,589
                                                                                                                    ---------------
Real Estate Investment Trusts - 0.40% 676,607    ProLogis                                                                48,539,786
                                          846    Public Storage, Inc.                                                        68,501
                                                                                                                    ---------------
                                                                                                                         48,608,287
                                                                                                                    ---------------
Retail - 0.23%                        206,627    Sears Holding Corp. (a) (e)                                             27,851,253
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Security Brokers, Dealers             894,400    Jefferies Group, Inc. (e)                                          $    23,907,312
& Flotation Companies - 0.95%       2,444,062    Raymond James Financial, Inc.                                           91,041,310
                                                                                                                    ---------------
                                                                                                                        114,948,622
                                                                                                                    ---------------
Semiconductor                         700,000    Applied Materials, Inc.                                                 13,594,000
                                                                                                                    ---------------
Equipment Manufacturers - 0.11%
Software - 0.61%                    2,000,000    Microsoft Corp. (e)                                                     73,620,000
                                                                                                                    ---------------
Steel & Specialty Steel - 5.40%       445,714    Haynes International, Inc. (a) (e)                                      39,008,889
                                    3,350,000    POSCO, ADR (e) (South Korea)                                           615,562,500
                                                                                                                    ---------------
                                                                                                                        654,571,389
                                                                                                                    ---------------
Telecommunications - 0.15%          2,008,200    Tellabs, Inc. (a)                                                       17,692,242
                                                                                                                    ---------------
Title Insurance - 0.36%             1,000,000    First American Corp. (e)                                                30,100,000
                                      479,800    Stewart Information Services Corp. (e)                                  13,914,200
                                                                                                                    ---------------
                                                                                                                         44,014,200
                                                                                                                    ---------------
Utilities, Utility Service          8,816,889    Covanta Holding Corp. (a) (c)                                          239,025,861
Companies & Waste                  27,482,000    Henderson Investment, Ltd. (Hong Kong)                                  54,678,551
Management - 2.72%                    861,208    Mirant Corp. (a)                                                        36,480,771
                                                                                                                    ---------------
                                                                                                                        330,185,183
                                                                                                                    ---------------
                                                 TOTAL COMMON STOCKS AND WARRANTS
                                                 (Cost $6,356,769,641)                                               10,411,438,373
                                                                                                                    ---------------
                                   INVESTMENT
                                   AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.00%#
Insurance & Reinsurance - 0.00%#    1,805,000    Insurance Partners II Equity Fund, LP (a) (b)                              710,147
                                                                                                                    ---------------
                                             TOTAL LIMITED PARTNERSHIPS
                                             (Cost $276,158)                                                                710,147
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007
                                    PRINCIPAL                                                                            VALUE
                                     AMOUNT (+)  ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.82%
Foreign Government               168,000,000 GBP United Kingdom Treasury Bills, 5.60%-5.75%++,
                                                   due 11/26/07-1/21/08                                             $   346,225,199
Obligations - 12.18%             544,200,000 GBP United Kingdom Treasury Bonds, 5.00%-7.25%, due 12/7/07-3/7/08       1,130,833,556
                                                                                                                    ---------------
                                                                                                                      1,477,058,755
                                                                                                                    ---------------
U.S. Government                   25,000,000     U.S. Treasury Bills, 4.99%++, due 11/1/07 (e)                           25,000,000
Obligations - 1.64%              175,000,000     U.S. Treasury Bills, 4.93%++, due 12/13/07 (e) (f)                     174,031,739
                                                                                                                    ---------------
                                                                                                                        199,031,739
                                                                                                                    ---------------
                                                 TOTAL SHORT TERM INVESTMENTS
                                                 (Cost $1,606,425,297)                                                1,676,090,494
                                                                                                                    ---------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH
COLLATERAL FOR SECURITIES LOANED - 4.51%
Repurchase                       546,498,403     Bear Stearns, 2.47%-4.94%, dated 10/31/07,
Agreements - 4.51%                                   due 11/1/07 (h)                                                    546,498,403
                                                                                                                    ---------------
                                                 TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
                                                 LOANED (Cost $546,498,403)                                             546,498,403
                                                                                                                    ---------------
                                                 TOTAL INVESTMENT PORTFOLIO - 104.45%
                                                 (Cost $8,545,259,332)                                               12,665,084,476
                                                                                                                    ---------------
                                                 LIABILITIES IN EXCESS OF
                                                 OTHER ASSETS - (4.45%)                                                (540,136,736)
                                                                                                                    ---------------
                                                 NET ASSETS - 100.00%
                                                 (Applicable to 178,201,270 shares outstanding)                     $12,124,947,740
                                                                                                                    ===============
Notes:
ADR: American Depository Receipt.
GBP: Great British Pound.
PIK: Payment-in kind.
STRIPS: Separate trading of registered interest and principal securities.
(a) Non-income producing securities.
(b) Fair-valued securities:

                                                      Carrying Value
                   Security                              Per Unit               Acquisition Date             Acquisition Cost
                   --------                           --------------            ----------------             ----------------
    ACA Capital Holdings, Inc.                             $3.39            9/24/1997 to 11/10/2006             $43,774,056
    CGA Group, Ltd., Series C Pfd.                           --                     3/2/1999                      7,039,179
    ESG Re, Ltd. Warrants, expires 12/07                     --              1/28/1997 to 12/3/1997                      --

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                 [THIRD AVENUE FUNDS LOGO]

                                                     THIRD AVENUE TRUST
                                                   THIRD AVENUE VALUE FUND
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                     AT OCTOBER 31, 2007

                                                                      Carrying Value                                 Acquisition
Security                                                                 Per Unit        Acquisition Date                Cost
--------                                                              --------------     ----------------            -----------
    FNC Realty Corp.                                                     $  0.75              7/27/2005              $20,988,717
    Forest City Enterprises, Inc., Class A                                 55.21             12/14/2006               31,521,056
    Hechinger Co. 6.950%, due 10/15/03                                      2.53              7/9/2003                        --
    Hechinger Co. 9.450%, due 11/15/12                                      2.53              7/9/2003                        --
    Helicon Re Holdings, Ltd.                                             127.04         1/4/2006 & 1/6/2006           6,500,000
    Home Products International, Inc.                                       1.11              5/30/2007               54,667,471
    Home Products International, Inc., 2nd Lien, Convertible, PIK,
      6.000%, due 3/20/17                                                 100.00       3/16/2007 to 9/20/2007         14,220,011
    Insurance Partners II Equity Fund, LP                                   0.39       12/15/1998 to 7/26/2004           276,158
    ISE Corp. Series B Pfd.                                                 3.29              3/8/2006                 4,999,994
    ISE Corp., Convertible Promissory Note, 10.000%, due 2/23/09          100.00              8/23/2007                1,000,000
    ISE Corp. Warrants, expires 8/23/12                                       --              8/23/2007                       --
    Olympus Re Holdings, Ltd.                                               6.72             12/20/2001               12,750,008
    RS Holdings Corp., Class A                                              0.43        4/20/2004 5/9/2003 to             30,853
    RS Holdings Corp., Convertible, Class A Pfd.                            0.43       3/18/2002 to 4/20/2004            991,392
    Sears Holding Corp. Trade Claims                                      100.14       1/22/2002 to 4/30/2003                 --

(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e) Securities in whole or in part on loan.

(f) A portion of this security is segregated for future fund commitments.

(g) Security is subject to restrictions on resale.

(h) Repurchase agreements collateralized by U.S. Strips Principal (STRIPS), par value $885,070,000, due 2/15/11 - 5/15/23, value $562,350,181.

*   Issuer in default.

#   Amount represents less than 0.01% of total net assets.

+   Denominated in U.S. Dollars unless otherwise noted.

++  Annualized yield at date of purchase.

1   Incorporated in Bermuda.

2   Incorporated in Cayman Islands.

The aggregate cost for federal income tax purposes is $9,024,851,130.

The aggregate gross unrealized appreciation is $3,961,970,270.

The aggregate gross unrealized depreciation is ($321,736,924).

Country Concentration

                                % of
                            Net Assets
                           ------------
United States                   35.56%
Hong Kong                       27.16
Japan                           12.32
United Kingdom                  12.18
Canada                           6.22
South Korea                      5.08
Bermuda                          2.79
Sweden                           2.13
Belgium                          0.67
Switzerland                      0.34
                           ------------
Total                          104.45%
                           ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2007

ASSETS:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $5,922,955,178)                    $ 9,355,251,662
Affiliated issuers (cost of $2,075,805,751)                        2,763,334,411
Collateral on loaned securities (cost of $546,498,403)               546,498,403
                                                                 ---------------
Total investments (cost of $8,545,259,332)                        12,665,084,476
Dividends and interest receivable                                     36,543,552
Receivable for fund shares sold                                       20,107,558
Other receivables                                                        465,628
Other assets                                                             164,466
                                                                 ---------------
Total assets                                                      12,722,365,680
                                                                 ---------------
LIABILITIES:
Due to custodian                                                       2,148,781
Payable for collateral on securities loaned (Note 1)                 546,498,403
Payable for fund shares redeemed                                      19,351,252
Payable for securities purchased                                      17,990,408
Payable to investment adviser                                          9,089,366
Accounts payable and accrued expenses                                  1,313,334
Payable for other shareholder servicing fees (Note 3)                  1,001,286
Payable to Trustees                                                       25,110
Commitments (Note 6)                                                          --
                                                                 ---------------
Total liabilities                                                    597,417,940
                                                                 ---------------
Net assets                                                       $12,124,947,740
                                                                 ===============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
178,201,270 shares outstanding                                   $ 8,187,807,028
Accumulated distributions in excess of net investment income        (266,420,39)
Accumulated undistributed net realized gains from
investments and foreign currency transactions                         83,302,489
Net unrealized appreciation of investments and translation
of foreign currency denominated assets and liabilities             4,120,258,614
                                                                 ---------------
Net assets applicable to capital shares outstanding              $12,124,947,740
                                                                 ===============
Net asset value, offering and redemption price per share                  $68.04
                                                                          ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
  Interest                                                       $  122,086,289
  Dividends - unaffiliated issuers
    (net of foreign withholding tax of $4,354,959)                  104,860,089
  Dividends - affiliated issuers (Note 4)                            29,427,755
  Securities lending income (Note 1)                                  2,537,865
  Other income                                                          646,006
                                                                 --------------
  Total investment income                                           259,558,004
                                                                 --------------
EXPENSES:
  Investment advisory fees (Note 3)                                  97,198,464
  Other shareholder servicing fees (Note 3)                          11,129,214
  Transfer agent fees                                                 2,004,721
  Custodian fees                                                      2,004,562
  Reports to shareholders                                             1,647,146
  Administration fees (Note 3)                                          614,108
  Trustees' and officers' fees and expenses                             423,777
  Registration and filing fees                                          353,207
  Accounting services                                                   343,276
  Legal fees                                                            317,081
  Auditing and tax consulting fees                                      203,804
  Insurance expenses                                                     86,508
  Miscellaneous expenses                                                221,108
                                                                 --------------
    Total operating expenses                                        116,546,976
                                                                 --------------
    Net investment income                                           143,011,028
                                                                 --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments - unaffiliated issuers              (215,990)
  Net realized gain on investments - affiliated issuers              87,612,500
  Net realized gain on foreign currency transactions                 57,475,941
  Net change in unrealized appreciation on investments            1,588,973,021
  Net change in unrealized appreciation on translation of other
    assets and liabilities denominated in foreign currency              660,870
                                                                 --------------
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           1,734,506,342
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,877,517,370
                                                                 ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        OCTOBER 31, 2007   OCTOBER 31, 2006
                                                                        ----------------   ----------------
OPERATIONS:
  Net investment income                                                  $   143,011,028    $   225,899,738
  Net realized gain (loss) on investments - unaffiliated issuers                (215,990)        49,968,282
  Net realized gain on investments - affiliated issuers                       87,612,500          2,318,979
  Net realized gain on foreign currency transactions                          57,475,941         17,934,232
  Net change in unrealized appreciation on investments                     1,588,973,021        643,785,382
  Net change in unrealized appreciation (depreciation) on translation
    of other assets and liabilities denominated in foreign currency              660,870           (147,307)
                                                                         ---------------    ---------------
  Net increase in net assets resulting from operations                     1,877,517,370        939,759,306
                                                                         ---------------    ---------------
DISTRIBUTIONS:
  Dividends to shareholders from net investment income                      (503,986,709)      (184,620,893)
  Distributions to shareholders from net realized gains                      (15,884,314)      (444,291,930)
                                                                         ---------------    ---------------
  Decrease in net assets from distributions                                 (519,871,023)      (628,912,823)
                                                                         ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                             2,849,769,349      3,398,645,067
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                              472,646,793        596,947,045
  Redemption fees                                                                285,999            354,473
  Cost of shares redeemed                                                 (1,830,974,752)    (1,400,455,286)
                                                                         ---------------    ---------------
  Net increase in net assets resulting from capital share transactions     1,491,727,389      2,595,491,299
                                                                         ---------------    ---------------
  Net increase in net assets                                               2,849,373,736      2,906,337,782
  Net assets at beginning of year                                          9,275,574,004      6,369,236,222
                                                                         ---------------    ---------------
  Net assets at end of year
    (including undistributed net investment
    income of $0 and $34,123,465, respectively)                          $12,124,947,740    $ 9,275,574,004
                                                                         ---------------    ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                            THIRD AVENUE TRUST THIRD
                           AVENUE VALUE FUND FINANCIAL
                                   HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                        YEARS ENDED OCTOBER 31,
                                            -------------------------------------------------------------------------------
                                                2007             2006             2005             2004             2003
                                            -----------       ----------       ----------       ----------       ----------
Net asset value, beginning of year               $60.29           $58.62           $48.16           $40.62           $29.90
                                                 ------           ------           ------           ------           ------
Income from investment operations:
  Net investment income                            1.52             2.40             0.60             0.16             0.40
  Net gain on securities (both realized
    and unrealized)                                9.57(1)          4.76(1)         10.64(1)          7.70(1)         10.75
                                                 ------           ------           ------           ------           ------
  Total from investment operations                11.09             7.16            11.24             7.86            11.15
                                                 ------           ------           ------           ------           ------
Less distributions:
  Dividends from net investment income            (3.24)           (1.61)           (0.78)           (0.32)           (0.39)
  Distributions from realized gains               (0.10)           (3.88)              --               --            (0.04)
                                                 ------           ------           ------           ------           ------
  Total distributions                             (3.34)           (5.49)           (0.78)           (0.32)           (0.43)
                                                 ------           ------           ------           ------           ------
Net asset value, end of year                     $68.04           $60.29           $58.62           $48.16           $40.62
                                                 ------           ------           ------           ------           ------
Total return                                      19.25%           13.08%           23.55%           19.48%           37.76%
Ratios/Supplemental Data:
  Net assets, end of year (in thousands)    $12,124,948       $9,275,574       $6,369,236       $3,797,964       $3,018,013
  Ratio of expenses to average net assets          1.08%            1.08%            1.10%            1.12%            1.11%
  Ratio of net investment income to
    average net assets                             1.32%            2.83%            0.77%            0.34%            1.23%
  Portfolio turnover rate                             5%               7%              16%               8%              11%

(1)  Includes redemption fees of less than $0.01 per share.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2007
                                   (UNAUDITED)

At October 31, 2007, the audited net asset value attributable to each of the 81,182,322 common shares outstanding of the Third Avenue Small-Cap Value Fund ("TASCX") was $27.66 per share. This compares with an audited net asset value at October 31, 2006 of $25.12 per share, adjusted for a subsequent distribution to shareholders.

                                                            AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                                    ENDED OCTOBER 31, 2007
                                                     -----------------------------------------------------
                                   ONE YEAR ENDED    THREE         FIVE         TEN        SINCE INCEPTION
                                      10/31/07        YEAR         YEAR         YEAR          (4/1/97)
                                   --------------    ------       ------       ------      ---------------
Third Avenue Small-Cap Value Fund        9.93%       12.84%       18.84%       10.66%           12.28%
Russell 2000 Value Index                 2.05%       12.34%       18.60%       10.49%           12.35%
Russell 2000 Index                       9.27%       13.69%       18.67%        8.01%           10.06%
S&P Small-Cap 600 Index                 11.55%       14.29%       18.42%       10.10%           12.37%

The Third Avenue Small-Cap Value Fund (the "Fund") seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. Various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. Although the Fund is managed for the long term and does not seek to maximize short-term performance, during this year, the Fund outperformed two of the three indices listed above: the Russell 2000 Value Index and to a lesser extent the Russell 2000 Index. The Fund underperformed the S&P Small Cap 600 Index. However, due to Fund management's long-term focus as well as its benchmark-indifferent approach, we believe that the Fund's performance should be judged over the long term and in the absolute, rather than against any of these indices. Based on such criteria, we are generally pleased with Fund performance over the long term. During the twelve-month period ended October 31, 2007, the Fund's total return was 9.93% .

This positive absolute performance is attributable to the meaningful appreciation of several securities, including real estate related holdings Brookfield Asset Management (where we continue to like management's strong execution) and Vail Resorts (which has significantly strengthened its balance sheet through the monetization of some of its real estate assets). The Fund's performance was also boosted by strong returns in diversified holding company Leucadia National Corp., which has benefited from an iron ore investment, and Agrium, the shares of which were lifted by strength in agricultural commodities. Note that Fund management sold shares of Agrium due to valuation. Notable resource conversions occurred with American Power Conversion Corp., as the company was acquired by French electrical power equipment-maker Schneider Electric late last year, and Pogo Producing Company, which was acquired by Plains Exploration & Production Co. Other holdings that were acquired for cash during the year included Bandag, Sabre Group and Trammell Crow.

Significant detractors to performance during the year included K-Swiss Inc, which has been negatively affected by some of the competitive challenges in athletic footware, St. Joe Company ("St. Joe"), Catalyst Paper, Lexmark International and Haverty Furniture. The Fund has been negatively impacted by two key industry trends--the ongoing malaise in the

                            [THIRD AVENUE FUNDS LOGO]

housing sector (which has weighed on shares of St. Joe and Haverty Furniture) and the challenges in the newsprint industry (which has been faced with declining demand in North America and excess supply, affecting holdings such as Catalyst Paper). On the former, while the housing market recovery may not be a near-term event, we believe St. Joe will be a survivor as it possesses an irreplaceable, if out of favor, land asset. With respect to the paper industry, capacity has begun to rationalize with the merger of Abitibi and Bowater, making for a more balanced supply/demand environment. With respect to Catalyst, we note that a new CEO, chairman, and several directors joined the company in the past year. We continue to like the stock's valuation (relative to its replacement cost), as well as the company's access to low-cost power (it partially owns a hydropower plant and has locked in long-term power contracts at low prices) and competitive fiber costs. We believe Catalyst's balance sheet is among the best in the industry and expect it to emerge as a survivor.

The Fund continues to look for suitable investment opportunities that meet our strict investment criteria, both in the United States and abroad.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2007, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund's prospectus.

Third Avenue Small-Cap Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor. 12/21/07

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdavenuefunds.com. Current performance may be lower or higher than performance quoted.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of small companies. The S&P Small-Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Value Index, Russell 2000 Index, and the S&P Small-Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

                         COMPARISON OF CHANGE IN VALUE
         OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND,
              THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX
                        AND THE S&P SMALL-CAP 600 INDEX
                    FOR THE TEN YEARS ENDED OCTOBER 31, 2007


                           Average Annual Total Return

           1 Year          3 Years            5 Years         10 Years
            9.93%           12.84%             18.84%           10.66%


       [The following table represents a line chart in the printed piece.]

                           RUSSELL 2000      RUSSELL 2000      S&P SM-CAP
              TASCX            INDEX          VALUE INDEX       600 INDEX

10/31/97     $10,000          $10,000          $10,000          $10,000
               8,664.00         8,816            9,231            8,894
10/31/99       9,280.88        10,126.9          9,297.46         9,964.84
              11,443.3         11,890           10,905.9         12,483
10/31/01      12,649.5         10,380           11,860.2         11,680.3
              11,622.3          9,179.04        11,560.1         11,238.8
10/31/03      16,373.5         13,160           16,217.7         15,012.8
              19,175           14,703.6         19,135.3         17,531.9
10/31/05      22,312           16,479.8         21,630.5         20,209
              25,063.1         19,772.5         26,583.9         23,462.7
10/31/07      27,551.9         21,605.4         27,128.9         26,172.6


* All returns include reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2007

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2007 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

                                                   % OF NET ASSETS
                                                   ---------------
Oil & Gas                                               16.93
Real Estate                                             13.6
Forest Products & Paper                                  8.65
Holding Companies                                        6.99
Energy/Services                                          4.59
Consumer Products                                        3.89
Electronics Components                                   3.51
Insurance & Reinsurance                                  3.21
Software                                                 2.71
Life Insurance                                           2.63
Agriculture                                              2.29
Industrial Equipment                                     2.01
Chemicals & Allied Products                              1.74
Semiconductor Equipment Manufacturers & Related          1.73
Energy/Coal                                              1.71
Cable Television Equipment                               1.7
Other                                                   10.95
Cash & Equivalents (Net)                                11.16

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                      PORTFOLIO OF INVESTMENTS
                                                         AT OCTOBER 31, 2007



                                    PRINCIPAL                                                                            VALUE
                                    AMOUNT ($)   ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
BANK DEBT - 0.00%#
Technology - 0.00%#                 4,942,604    Insilco Technologies Bank Debt (a) (b) (d)                         $        20,841
                                                                                                                    ---------------
                                                 TOTAL BANK DEBT
                                                 (Cost $0)                                                                   20,841
                                                                                                                    ---------------
                                     SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 88.13%
Aerospace & Defense - 0.95%         1,398,130    Herley Industries, Inc. (a) (c)                                         21,377,408
                                                                                                                    ---------------
Agriculture - 2.29%                 3,799,687    Saskatchewan Wheat Pool (a) (f) (Canada)                                51,365,059
                                                                                                                    ---------------
Agriculture Chemicals - 0.81%         286,100    Agrium, Inc. (Canada)                                                   18,187,377
                                                                                                                    ---------------
Auto Parts - 0.58%                    642,200    Superior Industries International, Inc.                                 12,978,862
                                                                                                                    ---------------
Banking - 0.78%                     1,259,961    NewAlliance Bancshares, Inc.                                            17,626,854
                                                                                                                    ---------------
Cable Television                      809,400    CommScope, Inc. (a)                                                     38,179,398
                                                                                                                    ---------------
Equipment - 1.70%
Chemicals & Allied                  1,588,529    Westlake Chemical Corp.                                                 38,982,502
                                                                                                                    ---------------
Products - 1.74%
Computer Peripherals - 1.00%          532,834    Lexmark International, Inc., Class A (a)                                22,373,700
                                                                                                                    ---------------
Consumer Products - 3.89%           1,212,189    JAKKS Pacific, Inc. (a)                                                 32,123,009
                                    1,688,331    K-Swiss, Inc., Class A (c)                                              39,506,945
                                      901,300    Russ Berrie & Co., Inc. (a)                                             15,772,750
                                                                                                                    ---------------
                                                                                                                         87,402,704
                                                                                                                    ---------------
Diversified Media - 0.60%           1,515,751    Journal Communications, Inc., Class A                                   13,505,342
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007
                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Electronics Components - 3.51%        707,092    Bel Fuse, Inc., Class B (c)                                        $    22,499,667
                                      659,239    Electronics for Imaging, Inc. (a)                                       15,030,649
                                    1,065,350    Ingram Micro, Inc., Class A (a)                                         22,628,034
                                      593,100    Park Electrochemical Corp.                                              18,575,892
                                                                                                                    ---------------
                                                                                                                         78,734,242
                                                                                                                    ---------------
Energy/Coal - 1.71%                 1,055,000    Fording Canadian Coal Trust (Canada)                                    38,423,100
                                                                                                                    ---------------
Energy/Services - 4.59%               571,432    Bristow Group, Inc. (a)                                                 28,508,742
                                    2,172,932    Bronco Drilling Co., Inc. (a) (c)                                       29,551,875
                                    1,903,315    Pioneer Drilling Co. (a)                                                23,182,377
                                      437,400    Precision Drilling Trust (Canada)                                        7,978,176
                                      252,800    Tidewater, Inc.                                                         13,820,576
                                                                                                                    ---------------
                                                                                                                        103,041,746
                                                                                                                    ---------------
Financial Insurance/Credit            802,697    ACA Capital Holdings, Inc. (a) (b)                                       2,721,785
                                                                                                                    ---------------
Enhancement - 0.12%
Forest Products & Paper - 8.65%     4,165,700    Canfor Corp. (a) (Canada)                                               38,585,587
                                      809,344    Canfor Pulp Income Fund (Canada)                                        10,606,763
                                   12,107,879    Catalyst Paper Corp. (a) (b) (c) (f) (Canada)                           17,836,579
                                      680,367    Deltic Timber Corp. (c)                                                 38,046,123
                                    2,196,177    Glatfelter                                                              35,292,564
                                    3,390,400    TimberWest Forest Corp. (Canada)                                        53,835,812
                                                                                                                    ---------------
                                                                                                                        194,203,428
                                                                                                                    ---------------
Healthcare Services - 1.12%           734,219    Cross Country Healthcare, Inc. (a)                                      11,534,580
                                      323,230    Pharmaceutical Product Development, Inc.                                13,653,235
                                                                                                                    ---------------
                                                                                                                         25,187,815
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                         VALUE
                                     SHARES      ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Holding Companies - 6.28%           2,102,287    Brookfield Asset Management, Inc., Class A (Canada)                $    85,752,287
                                      449,743    IDT Corp.                                                                3,642,918
                                    1,706,400    IDT Corp., Class B                                                      13,702,392
                                    3,111,000    JZ Equity Partners PLC (United Kingdom)                                  9,314,952
                                      495,300    Leucadia National Corp.                                                 25,091,898
                                    7,542,000    PYI Corp., Ltd. (Hong Kong) (1)                                          3,425,417
                                                                                                                    ---------------
                                                                                                                        140,929,864
                                                                                                                    ---------------
Home Furnishings - 0.68%            1,116,324    Stanley Furniture Co., Inc. (c)                                         15,248,986
                                                                                                                    ---------------
Industrial Equipment - 2.01%          321,816    Alamo Group, Inc.                                                        6,976,971
                                    1,142,139    A.S.V., Inc. (a)                                                        13,294,498
                                      688,800    Trinity Industries, Inc.                                                24,893,232
                                                                                                                    ---------------
                                                                                                                         45,164,701
                                                                                                                    ---------------
Information Services - 0.49%          308,400    Ceridian Corp. (a)                                                      11,083,896
                                                                                                                    ---------------
Insurance & Reinsurance - 3.21%       322,900    Arch Capital Group, Ltd. (a) (Bermuda)                                  24,143,233
                                       59,974    E-L Financial Corp., Ltd. (Canada)                                      39,680,040
                                       65,000    Helicon Re Holdings, Ltd. (a) (b) (Bermuda)                              8,257,600
                                                                                                                    ---------------
                                                                                                                         72,080,873
                                                                                                                    ---------------
Life Insurance - 2.63%                179,000    FBL Financial Group, Inc., Class A                                       7,245,920
                                      201,126    National Western Life Insurance Co., Class A (c)                        43,700,657
                                      589,400    Phoenix Cos., Inc. (The)                                                 8,121,932
                                                                                                                    ---------------
                                                                                                                         59,068,509
                                                                                                                    ---------------
Metals Manufacturing - 0.99%        1,054,836    Encore Wire Corp.                                                       22,151,556
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                         VALUE
                                     SHARES      ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Oil & Gas - 16.93%                  2,080,809    Cimarex Energy Co.                                                 $    84,293,573
                                      130,800    CNX Gas Corp. (a)                                                        4,175,136
                                      405,000    CNX Gas Corp. (a) (g)                                                   12,927,600
                                    1,661,873    Comstock Resources, Inc. (a)                                            60,741,458
                                    1,541,017    Pogo Producing Co.                                                      91,782,973
                                    1,804,500    St. Mary Land & Exploration Co.                                         76,438,620
                                      920,043    Whiting Petroleum Corp. (a)                                             49,737,525
                                                                                                                    ---------------
                                                                                                                        380,096,885
                                                                                                                    ---------------
Real Estate - 13.60%                  755,446    Alexander & Baldwin, Inc.                                               39,570,261
                                      279,531    Alico, Inc.                                                             13,260,951
                                      749,200    Forest City Enterprises, Inc., Class A                                  42,644,464
                                    3,959,300    Parco Co., Ltd. (Japan)                                                 54,980,268
                                   10,148,000    Sapporo Holdings, Ltd. (Japan)                                          76,089,108
                                      777,700    St. Joe Co. (The)                                                       26,332,922
                                      322,646    Tejon Ranch Co. (a)                                                     12,931,652
                                      653,170    Vail Resorts, Inc. (a)                                                  39,640,887
                                                                                                                    ---------------
                                                                                                                        305,450,513
                                                                                                                    ---------------
Retail - 0.72%                      1,891,945    Haverty Furniture Cos., Inc. (c)                                        16,081,533
                                                                                                                    ---------------
Security Brokers &                    283,843    Nuveen Investments, Inc., Class A                                       18,393,026
                                                                                                                    ---------------
Asset Management - 0.82%
Semiconductor                         280,700    Coherent, Inc. (a)                                                       9,206,960
Equipment Manufacturers             1,139,062    Electro Scientific Industries, Inc. (a)                                 24,854,333
& Related - 1.73%                     504,799    GSI Group, Inc. (a) (Canada)                                             4,745,111
                                                                                                                    ---------------
                                                                                                                         38,806,404
                                                                                                                    ---------------
Software - 2.71%                    4,552,252    Borland Software Corp. (a) (c)                                          19,938,864
                                      379,700    Sybase, Inc. (a)                                                        10,859,420
                                    1,067,736    Synopsys, Inc. (a)                                                      30,174,219
                                                                                                                    ---------------
                                                                                                                         60,972,503
                                                                                                                    ---------------
                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                         VALUE
                                     SHARES      ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Telecommunications                  3,858,740    Sycamore Networks, Inc. (a)                                        $    16,476,820
Equipment - 1.29%                   1,414,396    Tellabs, Inc. (a)                                                       12,460,829
                                                                                                                    ---------------
                                                                                                                         28,937,649
                                                                                                                    ---------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $1,478,022,663)                                                1,978,758,220
                                                                                                                    ---------------
                                   INVESTMENT
                                   AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.71%
Holding Companies - 0.71%           1,000,000    AP Alternative Assets LP (a) (b) (Guernsey)                             16,017,000
                                                                                                                    ---------------
                                                 TOTAL LIMITED PARTNERSHIPS
                                                 (Cost $20,000,000)                                                      16,017,000
                                                                                                                    ---------------
                                   PRINCIPAL
                                   AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 11.40%
Repurchase Agreement - 0.77%       17,194,689    Bear Stearns, 4.55%, dated 10/31/07, due 11/1/07 (e)                    17,194,689
                                                                                                                    ---------------
U.S. Government                   240,000,000    U.S. Treasury Bills, 4.96%-5.03%+, due 11/8/07-1/17/08                 238,651,129
                                                                                                                    ---------------
Obligations - 10.63%
                                                 TOTAL SHORT TERM INVESTMENTS
                                                 (Cost $255,549,328)                                                    255,845,818
                                                                                                                    ---------------
                                                 TOTAL INVESTMENT PORTFOLIO - 100.24%
                                                 (Cost $1,753,571,991)                                                2,250,641,879
                                                                                                                    ---------------
                                                 LIABILITIES IN EXCESS OF
                                                 OTHER ASSETS - (0.24%)                                                  (5,299,951)
                                                                                                                    ---------------
                                                 NET ASSETS - 100.00%                                               $ 2,245,341,928
                                                 (Applicable  to 81,182,322 shares  outstanding)                    ===============


                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2007

Notes:

(a)  Non-income producing securities.

(b)  Fair-valued securities:

                                                            Carrying Value                                 Acquisition
                          Security                             Per Unit           Acquisition Date            Cost
                          --------                          --------------        ----------------         -----------
ACA Capital Holdings, Inc.                                     $  3.39               11/10/2006            $ 8,333,333
AP Alternative Assets LP                                         16.02                6/8/2006              20,000,000
Catalyst Paper Corp.                                              1.47               10/23/2006             36,007,695
Helicon Re Holdings, Ltd.                                       127.04           1/4/2006 & 1/6/2006         6,500,000
Insilco Technologies Bank Debt                                    0.42                9/18/2002                    --^
^ Acquisition Cost has been adjusted for return of capital.

(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d)  Cost has been reduced to $0 due to distributions received.

(e) Repurchase agreement collateralized by U. S. Treasury Note, par value $645,000, due 8/31/11, value $663,217. U.S. Inflation Indexed Bond, par value $10,720,000, due 4/15/28, value $17,028,639.

(f)  Security is subject to restrictions on resale.

(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

#    Amount represents less than 0.01% of total net assets.

+    Annualized yield at date of purchase.

1    Incorporated in Bermuda.

The aggregate cost for federal income tax purposes is $1,761,102,879.

The aggregate gross unrealized appreciation is $586,537,569.

The aggregate gross unrealized depreciation is ($96,998,569).

Country Concentration

                                  % of
                               Net Assets
                               ----------

United States                     75.33%
Canada                            16.35
Japan                              5.84
Bermuda                            1.44
Guernsey                           0.71
United Kingdom                     0.42
Hong Kong                          0.15
                               ----------
Total                            100.24%
                               ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2007

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (cost of $1,463,103,455)                   $1,986,853,242
  Affiliated issuers (cost of $290,468,536)                          263,788,637
                                                                  --------------
    Total investments (cost of $1,753,571,991)                     2,250,641,879
Receivable for fund shares sold                                        1,750,475
Dividends and interest receivable                                      1,026,018
Other assets                                                              37,640
                                                                  --------------
    Total assets                                                   2,253,456,012
                                                                  --------------
LIABILITIES:
Payable for fund shares redeemed                                       4,916,771
Payable to investment adviser                                          1,744,075
Payable for securities purchased                                         943,057
Accounts payable and accrued expenses                                    309,252
Payable for other shareholder servicing fees (Note 3)                    194,045
Payable to Trustees                                                        6,884
Commitments (Note 6)                                                          --
                                                                  --------------
    Total liabilities                                                  8,114,084
                                                                  --------------
    Net assets                                                    $2,245,341,928
                                                                  ==============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
  81,182,322 shares outstanding                                   $1,545,791,767
Accumulated undistributed net investment income                        6,598,417
Accumulated undistributed net realized gains from
  investments, options written and foreign currency transactions 195,880,771 Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities             497,070,973
                                                                  --------------
    Net assets applicable to capital shares outstanding           $2,245,341,928
                                                                  ==============
    Net asset value, offering and redemption price per share              $27.66
                                                                          ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
  Interest                                                         $ 23,221,837
  Dividends - unaffiliated issuers
    (net of foreign withholding tax of $981,917)                     23,655,057
  Dividends - affiliated issuers (Note 4)                             1,588,077
  Securities lending income (Note 1)                                      1,558
  Other income                                                          280,896
                                                                   ------------
  Total investment income                                            48,747,425
                                                                   ------------
EXPENSES:
  Investment advisory fees (Note 3)                                  21,517,031
  Other shareholder servicing fees (Note 3)                           2,429,748
  Transfer agent fees                                                   753,900
  Reports to shareholders                                               393,422
  Custodian fees                                                        343,518
  Accounting services                                                   146,436
  Administration fees (Note 3)                                          136,425
  Trustees' and officers' fees and expenses                              96,767
  Auditing and tax consulting fees                                       96,000
  Registration and filing fees                                           38,722
  Legal fees                                                             38,200
  Insurance expenses                                                     21,957
  Miscellaneous expenses                                                 23,164
                                                                   ------------
  Total operating expenses                                           26,035,290
                                                                   ------------
  Net investment income                                              22,712,135
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments - unaffiliated issuers           188,515,754
  Net realized gain on investments - affiliated issuers              10,147,421
  Net realized loss on written options                               (2,550,991)
  Net realized gain on foreign currency transactions                    268,355
  Net change in unrealized appreciation on investments                5,947,736
  Net change in unrealized appreciation on written options            1,006,062
  Net change in unrealized depreciation on translation of other
    assets and liabilities denominated in foreign currency                 (755)
                                                                   ------------
    Net realized and unrealized gain (loss) on investments,
      written options and foreign currency transactions             203,333,582
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $226,045,717
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR        FOR THE YEAR
                                                                                       ENDED              ENDED
                                                                                 OCTOBER 31, 2007   OCTOBER 31, 2006
                                                                                 ----------------   ----------------
OPERATIONS:
  Net investment income                                                           $   22,712,135     $   38,478,080
  Net realized gain on investments - unaffiliated issuers                            188,515,754         88,998,021
  Net realized gain on investments - affiliated issuers                               10,147,421                 --
  Net realized loss on written options                                                (2,550,991)                --
  Net realized gain (loss) on foreign currency transactions                              268,355            (34,051)
  Net change in unrealized appreciation on investments                                 5,947,736        125,017,576
  Net change in unrealized appreciation (depreciation) on written options              1,006,062         (1,349,640)
  Net change in unrealized appreciation (depreciation) on translation of other
  assets and liabilities denominated in foreign currency                                    (755)             1,840
                                                                                  --------------     --------------
  Net increase in net assets resulting from operations                               226,045,717        251,111,826
                                                                                  --------------     --------------
DISTRIBUTIONS:
  Dividends to shareholders from net investment income                               (38,284,487)       (24,795,444)
  Distributions to shareholders from net realized gains                              (88,482,951)       (26,684,469)
                                                                                  --------------     --------------
  Decrease in net assets from distributions                                         (126,767,438)       (51,479,913)
                                                                                  --------------     --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                       194,177,477        701,999,810
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                                      118,575,359         48,852,018
  Redemption fees                                                                        183,035            758,307
  Cost of shares redeemed                                                           (576,496,310)      (415,133,712)
                                                                                  --------------     --------------
  Net increase (decrease) in net assets resulting from capital
    share transactions                                                              (263,560,439)       336,476,423
                                                                                  --------------     --------------
  Net increase (decrease) in net assets                                             (164,282,160)       536,108,336
  Net assets at beginning of year                                                  2,409,624,088      1,873,515,752
                                                                                  --------------     --------------
  Net assets at end of year
    (including undistributed net investment income of
    $6,598,417 and $21,853,203, respectively)                                     $2,245,341,928     $2,409,624,088
    ==========     ============                                                   ==============     ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                                YEARS ENDED OCTOBER 31,
                                                     -----------------------------------------------------------------------------
                                                      2007              2006              2005            2004            2003
                                                     ------            ------            ------          ------          ------
Net asset value, beginning of year                   $26.54            $24.23            $20.98          $18.02          $12.92
                                                     ------            ------            ------          ------          ------
Income from investment operations:
  Net investment income                                0.27              0.44              0.17            0.05            0.03
  Net gain on securities (both realized
    and unrealized)                                    2.27(1)           2.50(1)           3.25(2)         3.02(2)         5.21(1)
                                                     ------            ------            ------          ------          ------
  Total from investment operations                     2.54              2.94              3.42            3.07            5.24
                                                     ------            ------            ------          ------          ------
Less distributions:
  Dividends from net investment income                (0.43)            (0.30)            (0.09)          (0.03)          (0.14)
  Distributions from realized gains                   (0.99)            (0.33)            (0.08)          (0.08)             --
                                                     ------            ------            ------          ------          ------
  Total distributions                                 (1.42)            (0.63)            (0.17)          (0.11)          (0.14)
                                                     ------            ------            ------          ------          ------
Net asset value, end of year                         $27.66            $26.54            $24.23          $20.98          $18.02
                                                     ======            ======            ======          ======          ======
Total return                                           9.93%            12.33%            16.36%          17.11%          40.88%
Ratios/Supplemental Data:
  Net assets, end of year (in thousands)         $2,245,342        $2,409,624        $1,873,516        $956,945        $541,832
  Ratio of expenses to average net assets              1.09%             1.09%             1.13%           1.14%           1.17%
  Ratio of net investment income to
  average net assets                                   0.95%             1.67%             0.80%           0.28%           0.21%
  Portfolio turnover rate                                27%               15%               11%             10%             22%

(1) Includes redemption fees of less than $0.01 per share.

(2) Includes redemption fees of $0.01 per share.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2007
                                   (UNAUDITED)

At October 31, 2007, the audited net asset value attributable to each of the 82,735,662 common shares outstanding of the Third Avenue Real Estate Value Fund ("TAREX") was $35.47 per share. This compares with an audited net asset value at October 31, 2006 of $32.82 per share, adjusted for a subsequent distribution to shareholders.

                                                     AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                             ENDED OCTOBER 31, 2007
                                           --------------------------------------------------------
                                           ONE YEAR ENDED     THREE        FIVE     SINCE INCEPTION
                                              10/31/07         YEAR        YEAR        (9/17/98)
                                           --------------     ------      ------    ---------------
Third Avenue Real Estate Value Fund             7.68%         17.93%      22.92%         19.01%
Morgan Stanley REIT Index                      -0.29%         17.35%      22.89%         16.28%
Bloomberg Real Estate Operating Co. Index      -7.57%          9.55%      21.85%         14.59%
DJ Wilshire Real Estate Securities Index       -1.20%         18.07%      24.00%         17.00%
Bloomberg World Real Estate Index              42.23%          N/A*        N/A*           N/A*

* The Bloomberg World Real Estate Index was not constituted and calculated for these periods.

The Third Avenue Real Estate Value Fund (the "Fund") seeks to achieve long-term capital appreciation. Although the Fund does not attempt to track any benchmark, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. While the Fund does not seek to maximize short-term performance, it outperformed the indices above over the last year except for the Bloomberg World Real Estate Index. The Fund underperformed the Bloomberg World Real Estate Index due to the index being heavily weighted toward the Asian markets, which outperformed the Fund, and lack of real estate investment trusts (REITs) exposure, which tended to underperform for the period. The Fund's long-term deep value investment philosophy, focusing on capital appreciation rather than on income generation, typically leads us to invest in real estate operating companies (REOCs) rather than in REITs. Since the widely recognized benchmarks--the Morgan Stanley REIT Index and the Wilshire Real Estate Securities Index--are comprised almost entirely of REITs, they do not provide a particularly useful comparison to the Fund. We believe that the Fund's performance should be judged over the long term and in the absolute, rather than against any of these indices. Based on such criteria, we are pleased with Fund performance over the long term and, particularly in light of the global credit crisis and housing downturn, we are not displeased with this year's gains.

During the twelve-month period ended October 31, 2007, the Fund's total return was 7.68% . The Fund has benefited from its rising international exposure, with top returns coming from Hong Kong and to a lesser extent, Canada. The Hong Kong market has been propelled by a rebound in the local real estate market and investor excitement about the compelling growth prospects in the region overall. Top contributors to performance over the fiscal year were Canadian holding company Brookfield Asset Management and several Hong Kong-based companies, including Henderson Land Development, Wharf Holdings, Hang Lung Properties and Wheelock & Company.

In contrast, the Fund's holdings in the U.S. presented the most significant drag on performance. This is not surprising given the ongoing housing and credit related malaise. The most significant detractor to Fund performance during the year was

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                   PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                   (UNAUDITED)

The St. Joe Company ("St. Joe"). St. Joe is a diversified real estate operating company that is the largest private landowner in Florida. Shares of St. Joe continued to languish in the ongoing downturn in the housing market, which has been particularly acute in the company's primary market of Florida. While we have been encouraged by some of the company's restructuring and cost cutting efforts, we believe that the near-term outlook for the U.S. housing market in general, remains challenged. Still, we remain patient long-term investors, and as such are willing to ride out short-term volatility.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2007, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund's investments in small and medium capitalizations stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund's prospectus.

Third Avenue Real Estate Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor. 12/21/07

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdavenuefunds.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Bloomberg Real Estate Operating Companies Index is a capitalization-weighted index of Real Estate Operating Companies having a market capitalization of $15 million or greater. The DJ Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) and is capitalization weighted. The Bloomberg World Real Estate Index is a capitalization-weighted index of the leading real estate stocks in the world. The Morgan Stanley REIT Index, Bloomberg Real Estate Operating Co. Index, DJ Wilshire Real Estate Securities Index and Bloomberg World Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       THIRD AVENUE REAL ESTATE VALUE FUND, THE MORGAN STANLEY REIT INDEX,
                THE BLOOMBERG REAL ESTATE OPERATING COMPANY INDEX
                AND THE DJ WILSHIRE REAL ESTATE SECURITIES INDEX
         FROM INCEPTION OF THE FUND (9/17/98) THROUGH OCTOBER 31, 2007

                           Average Annual Total Return
                                                           Since Inception
          1 Year           3 Years           5 Years          (9/17/98)
           7.68%           17.93%            22.92%            19.01%


       [The following table represents a line chart in the printed piece.]

                                                Bloomberg
                                               Real Estate     DJ Wilshire
                 TAREX      Morgan Stanley    Operating Co.    Real Estate
                 Index*       REIT Index         Index*         Securities
9/17/98         10000          10000            10000            10000
10/31/98        10280          10534            10471.4          10567
10/31/99        11190.8         9874.57         10428.4          10060.5
10/31/00        14157.5        11671.7          11990.6          12280.8
10/31/01        16268.4        13219.4          13087.8          13538
10/31/02        17434.8        14103.8          12891.4          14300.2
10/31/03        23040.1        18890.6          18677.1          19389.7
10/31/04        29830          24459.6          26340.3          25466.4
10/31/05        35008.5        28774.2          34979.9          30582.6
10/31/06        45434.1        39642.3          37488            42519
10/31/07        48923.4        39527.3          34650.2          42008.8


* All returns include reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2007

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2007 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

             Non-U.S. Real Estate Operating Companies           42.02
             U.S. Real Estate Investment Trusts                 20.46
             U.S. Real Estate Operating Companies               19.68
             Non-U.S. Real Estate Investment Trusts              8.02
             Homebuilders                                        0.65
             Cash & Equivalents (Net)                            9.17


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                 THIRD AVENUE REAL ESTATE VALUE FUND
                                                      PORTFOLIO OF INVESTMENTS
                                                         AT OCTOBER 31, 2007

                                                                                                                         VALUE
                                      SHARES     ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.50%
U.S. Real Estate                      125,000    RAIT Financial Trust, 7.750% Series A                              $     1,505,000
Investment Trusts - 0.16%             250,000    RAIT Financial Trust, 8.375% Series B                                    3,312,500
                                                                                                                    ---------------
                                                                                                                          4,817,500
                                                                                                                    ---------------
U.S. Real Estate Operating            400,000    Forest City Enterprises, Inc., $25 par, 7.375%, due 2/1/34               9,888,000
                                                                                                                    ---------------
Companies - 0.34%
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $19,375,000)                                                      14,705,500
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 90.33%
Homebuilders - 0.65%                  408,775    Avatar Holdings, Inc. (a)                                               19,028,476
                                                                                                                    ---------------
Non-U.S.  Real Estate               3,830,622    British Land Co. PLC (United Kingdom)                                   86,340,928
Investment  Trusts  -  8.03%        2,089,905    Derwent London PLC (United Kingdom)                                     72,223,029
                                    1,280,404    Hammerson PLC (United Kingdom)                                          29,605,332
                                    1,904,066    Liberty International PLC (United Kingdom)                              47,351,235
                                                                                                                    ---------------
                                                                                                                        235,520,524
                                                                                                                    ---------------
Non-U.S. Real Estate Operating      7,443,454    Brookfield Asset Management, Inc., Class A (Canada)                    303,618,489
Companies - 42.02%                  3,215,850    Brookfield Properties Corp. (Canada)                                    80,299,775
                                    3,362,200    Daibiru Corp. (Japan)                                                   44,590,352
                                       80,000    First Capital Realty, Inc. (Canada)                                      2,173,080
                                   21,894,000    Hang Lung Properties, Ltd. (Hong Kong)                                 104,099,081
                                   17,395,000    Henderson Land Development Co., Ltd. (Hong Kong)                       154,866,617
                                    1,845,100    Killam Properties, Inc. (c) (Canada)                                    17,188,250
                                    2,679,000    Mitsubishi Estate Co., Ltd. (Japan)                                     79,419,061
                                      750,000    Mitsui Fudosan Co., Ltd. (Japan)                                        20,543,492
                                    3,959,400    Parco Co., Ltd. (Japan)                                                 54,981,656
                                    3,215,764    Quintain Estates & Development PLC (United Kingdom)                     41,088,869
                                    7,543,700    Sapporo Holdings, Ltd. (Japan)                                          56,562,220
                                    1,617,365    Unite Group PLC (United Kingdom)                                        13,998,465
                                   25,345,800    Wharf (Holdings), Ltd. (The) (Hong Kong)                               151,415,830
                                   32,049,500    Wheelock & Co., Ltd. (Hong Kong)                                       103,382,149
                                    4,240,000    Wheelock Properties, Ltd. (Hong Kong)                                    4,923,712
                                                                                                                    ---------------
                                                                                                                      1,233,151,098
                                                                                                                    ===============

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                 THIRD AVENUE REAL ESTATE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                         VALUE
                                      SHARES     ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
U.S. Real Estate                    2,436,810    Acadia Realty Trust (c)                                            $    64,575,465
Investment Trusts - 20.29%          2,922,017    American Financial Realty Trust                                         19,694,395
                                    1,348,100    Associated Estates Realty Corp. (c)                                     16,365,934
                                    1,561,738    Crystal River Capital, Inc. (c)                                         22,723,288
                                      357,141    EastGroup Properties, Inc.                                              17,028,483
                                    1,385,000    First Potomac Realty Trust (c)                                          28,946,500
                                    2,251,800    JER Investors Trust, Inc. (c)                                           25,152,606
                                      914,300    One Liberty Properties, Inc. (c)                                        18,697,435
                                    2,016,792    ProLogis                                                               144,684,658
                                      900,400    PS Business Parks, Inc.                                                 52,493,320
                                    2,235,800    Quadra Realty Trust, Inc. (c)                                           18,490,066
                                    3,000,000    RAIT Financial Trust                                                    27,300,000
                                    1,248,200    Vornado Realty Trust                                                   139,448,904
                                                                                                                    ---------------
                                                                                                                        595,601,054
                                                                                                                    ---------------
U.S. Real Estate Operating              5,000    Atlantic American Realty Capital Advisors, Inc. (a) (b)                         --
Companies - 19.34%                    500,500    Consolidated-Tomoka Land Co. (c)                                        34,294,260
                                   12,982,327    FNC Realty Corp. (a) (b)                                                 9,736,745
                                    5,497,933    Forest City Enterprises, Inc., Class A (c)                             312,942,346
                                    1,017,031    Forest City Enterprises, Inc., Class A (c) (d)                          57,889,405
                                    3,070,861    St. Joe Co. (The)                                                      103,979,353
                                      485,584    Tejon Ranch Co. (a)                                                     19,462,207
                                    2,411,373    Thomas Properties Group, Inc. (c)                                       29,394,637
                                                                                                                    ---------------
                                                                                                                        567,698,953
                                                                                                                    ---------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $1,669,655,475)                                                2,651,000,105
                                                                                                                    ===============

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                 THIRD AVENUE REAL ESTATE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                    PRINCIPAL                                                                            VALUE
                                   AMOUNT ($)    ISSUES                                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.39%
Repurchase Agreement - 3.95%      115,931,973    Bear Stearns, 4.55%, dated 10/31/07, due 11/1/07 (e)               $   115,931,973
                                                                                                                    ---------------
U.S. Government                   160,000,000    U.S. Treasury Bill, 3.95%+, due 11/29/07 (f)                           159,516,533
                                                                                                                    ---------------
Obligations - 5.44%
                                                 TOTAL SHORT TERM INVESTMENTS
                                                 (Cost $275,448,506)                                                    275,448,506
                                                                                                                    ---------------
                                                 TOTAL INVESTMENT PORTFOLIO - 100.22%
                                                 (Cost $1,964,478,981)                                                2,941,154,111
                                                                                                                    ---------------
                                                 LIABILITIES IN EXCESS OF
                                                 OTHER ASSETS - (0.22%)                                                  (6,445,867)
                                                                                                                    ---------------
                                                 NET ASSETS - 100.00%                                               $ 2,934,708,244
                                                 (Applicable to 82,735,662 shares outstanding)                      ---------------


Notes:

(a)  Non-income producing securities.

(b)  Fair-valued securities:

                                                   Carrying Value                            Acquisition
Security                                              Per Unit         Acquisition Date          Cost
--------                                           --------------   ----------------------   -----------
Atlantic American Realty Capital Advisors, Inc.        $  --              10/22/2004         $   500,000
FNC Realty Corp.                                        0.75        5/22/2002 to 1/30/2007    10,726,689

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registra- tion, normally to qualified institutional buyers.

(e)  Repurchase agreement collateralized by:

          U.S. Treasury Bill, par value $11,220,000, due 1/17/08, value $11,128,894.

          U.S. Inflation Indexed Notes, par value $103,385,000, due 1/15/16, value $108,138,271.

(f)  A portion of this security is segregated for future fund commitments.

+    Annualized yield at date of purchase.

The aggregate cost for federal income tax purposes is $1,996,682,732.

The aggregate gross unrealized appreciation is $1,019,104,000.

The aggregate gross unrealized depreciation is ($74,632,621).

Country Concentration
                                % of
                             Net Assets
                             ----------
United States                   52.91%
Hong Kong                       17.67
Canada                          11.01
United Kingdom                   9.90
Japan                            8.73
                             ----------
Total                          100.22%
                             ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2007
ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (cost of $1,556,583,527)                  $2,294,493,919
   Affiliated issuers (cost of $407,895,454)                         646,660,192
                                                                  --------------
      Total investments (cost of $1,964,478,981)                   2,941,154,111
Foreign currency at value (cost of $9,708)                                 9,725
Dividends and interest receivable                                      5,571,045
Receivable for fund shares sold                                        2,938,856
Other assets                                                              71,585
Receivable for securities sold                                             6,960
Other receivables                                                          3,573
                                                                  --------------
      Total assets                                                 2,949,755,855
                                                                  --------------
LIABILITIES:
Payable for fund shares redeemed                                       9,294,047
Payable for securities purchased                                       2,813,624
Payable to investment adviser                                          2,226,781
Accounts payable and accrued expenses                                    431,455
Payable for other shareholder servicing fees (Note 3)                    272,499
Payable to Trustees                                                        9,205
Commitments (Note 6)                                                          --
                                                                  --------------
      Total liabilities                                               15,047,611
                                                                  --------------
      Net assets                                                  $2,934,708,244
                                                                  ==============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
   82,735,662 shares outstanding                                  $1,694,221,036
Accumulated undistributed net investment income                          820,960
Accumulated undistributed net realized gains from
   investments and foreign currency transactions                     262,997,448
Net unrealized appreciation of investments and translation
   of foreign currency denominated assets and liabilities            976,668,800
                                                                  --------------
      Net assets applicable to capital shares outstanding         $2,934,708,244
                                                                  ==============
Net asset value, offering and redemption price per share                  $35.47
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
  Interest                                                        $  15,956,007
  Dividends - unaffiliated issuers
    (net of foreign withholding tax of $867,066)                     42,029,981
  Dividends - affiliated issuers
    (net of foreign witholding tax of $97,504) (Note 4)              14,341,008
  Other income                                                            4,830
                                                                  -------------
  Total investment income                                            72,331,826
                                                                  -------------
EXPENSES:
  Investment advisory fees (Note 3)                                  28,960,859
  Other shareholder servicing fees (Note 3)                           3,549,188
  Custodian fees                                                        852,235
  Transfer agent fees                                                   837,192
  Reports to shareholders                                               578,364
  Administration fees (Note 3)                                          183,843
  Accounting fees                                                       183,448
  Trustees' and officers' fees and expenses                             126,276
  Auditing and tax consulting fees                                       96,825
  Registration and filing fees                                           87,809
  Insurance expenses                                                     28,499
  Legal fees                                                             24,287
  Miscellaneous expenses                                                 36,011
                                                                  -------------
    Total operating expenses                                         35,544,836
                                                                  -------------
    Net investment income                                            36,786,990
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments - unaffiliated issuers           286,086,212
  Net realized gain on investments - affiliated issuers              15,379,774
  Net realized loss on written options                               (4,166,382)
  Net realized gain on foreign currency transactions                  1,145,375
  Net change in unrealized depreciation on investments             (117,362,845)
  Net change in unrealized appreciation on written options            1,675,388
  Net change in unrealized depreciation on translation of other
    assets and liabilities denominated in foreign currency              (13,751)
                                                                  -------------
    Net realized and unrealized gain (loss) on investments,
      written options and foreign currency transactions             182,743,771
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 219,530,761
                                                                  =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED              ENDED
                                                                            OCTOBER 31, 2007   OCTOBER 31, 2006
                                                                            ----------------   ----------------
OPERATIONS:
  Net investment income                                                      $   36,786,990     $   23,957,946
  Net realized gain on investments - unaffiliated issuers                       286,086,212        203,598,721
  Net realized gain on investments - affiliated issuers                          15,379,774         29,850,357
  Net realized loss on written options                                           (4,166,382)                --
  Net realized gain on foreign currency transactions                              1,145,375             63,357
  Net change in unrealized appreciation (depreciation) on investments          (117,362,845)       519,758,298
  Net change in unrealized appreciation (depreciation) on written options         1,675,388         (2,247,560)
  Net change in unrealized appreciation (depreciation) on translation
    of other assets and liabilities denominated in foreign currency                 (13,751)             2,620
                                                                             --------------     --------------
  Net increase in net assets resulting from operations                          219,530,761        774,983,739
                                                                             --------------     --------------
DISTRIBUTIONS:
  Dividends to shareholders from net investment income                          (77,266,724)       (42,842,566)
  Distributions to shareholders from net realized gains                        (227,517,049)       (99,226,293)
                                                                             --------------     --------------
  Decrease in net assets from distributions                                    (304,783,773)      (142,068,859)
                                                                             --------------     --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                  680,667,169        489,149,784
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                                 290,080,206        135,438,214
  Redemption fees                                                                 1,414,148            946,937
  Cost of shares redeemed                                                    (1,091,984,552)      (992,434,879)
                                                                             ---------------     --------------
  Net decrease in net assets resulting from capital
    share transactions                                                         (119,823,029)      (366,899,944)
                                                                             --------------     --------------
  Net increase (decrease) in net assets                                        (205,076,041)       266,014,936
  Net assets at beginning of year                                             3,139,784,285      2,873,769,349
                                                                             --------------     --------------
  Net assets at end of year
    (including undistributed net investment income of
     $820,960 and $4,442,770, respectively)                                  $2,934,708,244     $3,139,784,285
                                                                             ==============     ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                            YEARS ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------
                                                  2007              2006              2005              2004            2003
                                                 ------            ------            ------            ------          ------
Net asset value, beginning of year               $36.34            $29.41            $25.47            $20.17          $15.73
                                                 ------            ------            ------            ------          ------
Income from investment operations:
  Net investment income                            0.85              0.32              0.33              0.06            0.46
  Net gain on securities (both realized
    and unrealized)                                1.80(2)           8.08(1)           4.05(2)           5.77(2)         4.46(2)
                                                 ------            ------            ------            ------          ------
  Total from investment operations                 2.65              8.40              4.38              5.83            4.92
                                                 ------            ------            ------            ------          ------
Less distributions:
  Dividends from net investment income            (0.89)            (0.44)            (0.18)            (0.45)          (0.18)
  Distributions from realized gains               (2.63)            (1.03)            (0.26)            (0.08)          (0.30)
                                                 ------            ------            ------            ------          ------
  Total distributions                             (3.52)            (1.47)            (0.44)            (0.53)          (0.48)
                                                 ------            ------            ------            ------          ------
Net asset value, end of year                     $35.47            $36.34            $29.41            $25.47          $20.17
                                                 ======            ======            ======            ======          ======
Total return                                       7.68%            29.78%            17.36%            29.47%          32.15%
Ratios/Supplemental Data:
  Net assets, end of year (in thousands)     $2,934,708        $3,139,784        $2,873,769        $1,693,294        $646,979
  Ratio of expenses to average net assets          1.10%             1.11%             1.14%             1.15%           1.19%
  Ratio of net investment income to
    average net assets                             1.14%             0.80%             1.15%             0.47%           3.27%
  Portfolio turnover rate                            19%               10%               13%                8%             11%

1 Includes redemption fees of $0.01 per share.

2 Includes redemption fees of $0.02 per share.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2007
                                   (UNAUDITED)

At October 31, 2007, the audited net asset value attributable to each of the 93,109,562 common shares outstanding of the Third Avenue International Value Fund ("TAVIX") was $25.01 per share. This compares with an audited net asset value at October 31, 2006 of $20.95 per share, adjusted for a subsequent distribution to shareholders.

                                                                         AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                                                  ENDED OCTOBER 31, 2007
                                                                         ---------------------------------------
                                                       ONE YEAR ENDED    THREE          FIVE    SINCE INCEPTION
                                                          10/31/07        YEAR          YEAR       (12/31/01)
                                                           -----------------------------------------------------
Third Avenue International Value Fund                      18.86%        19.58%        25.45%        20.88%
Morgan Stanley Capital International All Country
World Free ex-USA Index                                    32.97%        27.38%        26.39%        18.66%

The Third Avenue International Value Fund (the "Fund") seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. A comparative index is included above for illustrative purposes both for the most recent year and over longer periods. The Fund is managed for the long term and does not seek to maximize short-term performance. During the twelve-month period ended October 31, 2007, the Fund's total return was 18.86% . It under-performed relative to the Morgan Stanley All Country World Free ex-USA Index over the same time frame, although since inception, the Fund has slightly outperformed the index.

The Fund's largest positive contributor to performance in the one year timeframe was Saskatchewan Wheat Pool. The company is an integrated Canadian agri-business with operations that include modern grain handling and marketing terminals, one of Western Canada's largest agri-products retail marketing networks, and one of the world's largest industrial oat millers. Following the 2Q07 acquisition of its largest competitor, Agricore United, the combined entity should benefit from significantly enhanced breadth and scale. Another positive contributor was recent addition ABB Grain Limited, which operates a grain handling network in South Australia and markets Australian barley exports around the world. Other positive contributors to performance included Guoco Group Ltd, Antarchile SA and Golar LNG Ltd. Notable resource conversion activity during the year included the privatization of Toll New Zealand Limited which became a wholly-owned subsidiary of parent company Toll Holdings Ltd.

The Fund was negatively impacted by the continued downturn in the paper and forest products industry. Key detractors to performance were Catalyst Paper Corp. and, to a lesser extent, Canfor Corp. In the case of Catalyst Paper, we have been encouraged by early signs of meaningful capacity closures in the newsprint industry which is marked by significant overcapacity. Canfor Corp.'s valuation continues to suffer from a decline in demand for lumber as a result of the depression in U.S. residential construction. We are of the opinion that both Catalyst and Canfor will be survivors in their respective industries, which are both undergoing a significant transformation. Other detractors included Seino Holdings Corp, WBL Corp Ltd, and Netia.

                            [THIRD AVENUE FUNDS LOGO]


THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2007, AND ARE SUBJECT TO CHANGE.

The Fund's performance may be influenced by a foreign country's political, social and economic situation. Other risks include currency fluctuations, political uncertainty, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund's prospectus.

Third Avenue International Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor. 12/21/07.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdavenuefunds.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley Capital International All Country World Free ex-USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THIRD AVENUE INTERNATIONAL VALUE FUND AND MORGAN STANLEY CAPITAL INTERNATIONAL
                      ALL COUNTRY WORLD FREE EX-USA INDEX
         FROM INCEPTION OF THE FUND (12/31/01) THROUGH OCTOBER 31, 2007

[Graphic Appears Here]

                                 Average Annual Total Return

                                                    Since Inception
                   1 Year      3 Years     5 Years     (9/17/98)
                   18.86%      19.58%      25.45%        20.88%


       [The following table represents a line chart in the printed piece.]

                        Morgan Stanley Capital
                        International All Country
            TAVIX       World Free Ex USA Index
12/31/01    10000       10000
10/31/02     9730        8413
10/31/03    13606.4     10970.5
10/31/04    17681.6     13128.5
10/31/05    21260.3     15829
10/31/06    25433.7     20405.1
10/31/07    30230.5     27132.7


* Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST

                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            INDUSTRY DIVERSIFICATION
                              AT OCTOBER 31, 2007


THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2007 IS AS FOLLOWS:
(UNAUDITED)


       [The following table represents a bar chart in the printed piece.]

             Agriculture                                      12.17
             Holding Companies                                 9.11
             Diversified Operations                            7.02
             Real Estate                                       6.66
             Transportation                                    6.41
             Forest Products & Paper                           6.38
             Insurance                                         5.42
             Building & Construction Products/Services         4.46
             Securities Brokerage                              4.44
             Metals & Mining                                   4.04
             Other Financial                                   4.01
             Electronics                                       2.88
             Engineering/Construction                          2.27
             Electronics Components                            2.27
             Telecommunications                                1.9
             Advertising                                       1.69
             Other                                             5.05
             Cash & Equivalents (Net)                         13.82


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                THIRD AVENUE INTERNATIONAL VALUE FUND
                                                      PORTFOLIO OF INVESTMENTS
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.02%
Holding Companies - 0.02%               9,660    LG Corp. (South Korea)                                             $       420,420
                                                                                                                    ---------------
                                                 TOTAL PREFERRED STOCK
                                                 (Cost $227,399)                                                            420,420
                                                                                                                    ---------------
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS - 86.16%
Advertising - 1.69%                 1,177,400    Asatsu-DK, Inc. (Japan)                                                 39,292,593
                                                                                                                    ---------------
Agriculture - 12.17%               10,760,924    ABB Grain, Ltd. (c) (Australia)                                         75,471,278
                                   12,246,464    Saskatchewan Wheat Pool (a) (c) (e) (Canada)                           165,550,569
                                      374,296    United International Enterprises, Ltd. (c) (Denmark) (1)                42,482,798
                                                                                                                    ---------------
                                                                                                                        283,504,645
                                                                                                                    ---------------
Building & Construction               216,342    Imerys SA (France)                                                      21,030,943
Products/Services - 4.46%          13,696,300    Nippon Sheet Glass Co., Ltd. (Japan)                                    82,867,572
                                                                                                                    ---------------
                                                                                                                        103,898,515
                                                                                                                    ---------------
Corporate Services - 0.39%         22,522,784    Boardroom, Ltd. (c) (Singapore)                                          9,029,040
                                                                                                                    ---------------
Diversified Operations - 7.02%      2,570,626    Antarchile S.A. (Chile)                                                 58,377,077
                                    4,120,095    CSR, Ltd. (Australia)                                                   13,085,755
                                    6,648,200    Hutchison Whampoa, Ltd. (Hong Kong)                                     82,863,923
                                    2,806,000    Straits Trading Co., Ltd. (Singapore)                                    9,154,216
                                                                                                                    ---------------
                                                                                                                        163,480,971
                                                                                                                    ---------------
Electronics - 2.88%                 1,624,300    Futaba Corp. (Japan)                                                    35,973,532
                                    2,615,800    Nichicon Corp. (Japan)                                                  31,040,872
                                                                                                                    ---------------
                                                                                                                         67,014,404
                                                                                                                    ---------------
Electronics Components - 2.27%     19,290,300    WBL Corp., Ltd. (c) (Singapore)                                         52,798,996
                                                                                                                    ---------------


                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                THIRD AVENUE INTERNATIONAL VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Energy/Coal - 1.64%                   541,300    Fording Canadian Coal Trust (Canada)                               $    19,714,146
                                    1,152,700    Westshore Terminals Income Fund (Canada)                                18,364,616
                                                                                                                    ---------------
                                                                                                                         38,078,762
                                                                                                                    ---------------
Energy/Services - 0.84%               723,000    Farstad Shipping A/S (Norway)                                           19,533,987
                                                                                                                    ---------------
Engineering/Construction - 2.27%      261,900    Aker Kvaerner ASA (Norway)                                               9,125,606
                                    1,789,700    Chudenko Corp. (Japan)                                                  36,378,854
                                    1,165,000    Tokyo Energy & Systems, Inc. (Japan)                                     7,321,328
                                                                                                                    ---------------
                                                                                                                         52,825,788
                                                                                                                    ---------------
Food & Beverage - 0.84%            44,520,000    Vitasoy International Holdings, Ltd. (Hong Kong)                        19,588,168
                                                                                                                    ---------------
Forest Products & Paper - 6.38%     5,590,700    Canfor Corp. (a) (Canada)                                               51,784,920
                                      483,904    Canfor Pulp Income Fund (Canada)                                         6,341,747
                                   40,080,245    Catalyst Paper Corp. (a) (b) (c) (e) (Canada)                           59,043,740
                                   44,893,185    Rubicon, Ltd. (a) (c) (New Zealand)                                     31,505,678
                                                                                                                    ---------------
                                                                                                                        148,676,085
                                                                                                                    ---------------
Holding Companies - 9.09%             902,712    Compagnie Nationale a Portefeuille (Belgium)                            64,596,180
                                    5,041,400    Guoco Group, Ltd. (Hong Kong) (2)                                       77,407,387
                                      680,000    LG Corp. (South Korea)                                                  61,529,921
                                       71,000    Pargesa Holding S.A. (Switzerland)                                       8,084,340
                                                                                                                    ---------------
                                                                                                                        211,617,828
                                                                                                                    ---------------
Insurance - 5.42%                     124,876    Blue Ocean Reinsurance, Ltd. (a) (b) (c) (Bermuda)                       5,430,841
                                    9,731,415    BRIT Insurance Holdings PLC (United Kingdom)                            65,661,202
                                       70,000    Millea Holdings, Inc. (Japan)                                            2,742,600
                                      771,224    Montpelier Re Holdings, Ltd. (Bermuda)                                  13,804,910
                                        7,828    Norton Holdings, Ltd. (b) (Bermuda)                                      9,108,739
                                    2,520,050    Sompo Japan Insurance, Inc. (Japan)                                     29,358,533
                                                                                                                    ---------------
                                                                                                                        126,106,825
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                THIRD AVENUE INTERNATIONAL VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Metals & Mining - 4.04%             3,792,832    Dundee Precious Metals, Inc. (a) (c) (Canada)                      $    38,705,235
                                    1,025,000    Dundee Precious Metals, Inc. (a) (c) (f) (Canada)                       10,459,959
                                      512,500    Dundee Precious Metals, Inc. Warrants,
                                                                     expires 6/29/12 (a) (e) (Canada)                     1,573,334
                                      853,742    Newmont Mining Corp.                                                    43,421,318
                                                                                                                    ---------------
                                                                                                                         94,159,846
                                                                                                                    ---------------
Other Financial - 4.01%               606,050    Aiful Corp. (Japan)                                                     14,210,248
                                  107,731,000    Yuanta Financial Holding Co., Ltd. (a) (Taiwan)                         79,135,735
                                                                                                                    ---------------
                                                                                                                         93,345,983
                                                                                                                    ---------------
Real Estate - 6.66%                 2,098,000    Daibiru Corp. (Japan)                                                   27,824,210
                                  103,667,023    GuocoLeisure, Ltd. (a) (c) (Singapore) (2)                              98,880,627
                                   19,670,000    Liu Chong Hing Investment, Ltd. (c) (Hong Kong)                         28,323,886
                                                                                                                    ---------------
                                                                                                                        155,028,723
                                                                                                                    ---------------
Securities Brokerage - 4.44%       97,017,800    Asia Plus Securities Public Co., Ltd. (Thailand)                        12,218,219
                                    3,002,900    Capital Nomura Securities Public Co., Ltd., NVDR (Thailand)              3,644,832
                                   51,957,605    Capital Securities Corp. (Taiwan)                                       33,034,774
                                   38,126,960    Hotung Investment Holdings, Ltd. (Taiwan) (2)                            6,672,218
                                      652,300    Ichiyoshi Securities Co., Ltd. (Japan)                                   7,067,785
                                   82,857,200    KGI Securities Public Co., Ltd., NVDR (Thailand)                         7,850,528
                                   37,874,790    President Securities Corp. (Taiwan)                                     27,880,054
                                    3,065,000    UOB-Kay Hian Holdings, Ltd. (Singapore)                                  5,126,693
                                                                                                                    ---------------
                                                                                                                        103,495,103
                                                                                                                    ---------------
Technology - Hardware - 1.34%      37,628,000    Gigabyte Technology Co., Ltd. (c) (Taiwan)                              31,182,463
                                                                                                                    ---------------
Telecommunications - 1.90%         30,050,529    Netia S.A. (a) (c) (Poland)                                             44,316,469
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                THIRD AVENUE INTERNATIONAL VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         AT OCTOBER 31, 2007

                                                                                                                          VALUE
                                     SHARES      ISSUES                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Transportation - 6.41%              4,578,800    BW Gas ASA (Norway)                                                $    61,854,923
                                    1,378,700    Golar LNG, Ltd. (Norway)(2)                                             35,322,958
                                    6,117,000    Seino Holdings Co., Ltd. (Japan)                                        52,121,623
                                                                                                                    ---------------
                                                                                                                        149,299,504
                                                                                                                    ---------------
                                                 TOTAL COMMON STOCKS AND WARRANTS
                                                 (Cost $1,560,330,223)                                                2,006,274,698
                                                                                                                    ---------------
                                   PRINCIPAL
                                   AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.50%
Repurchase Agreement - 4.09%       95,342,849    Bear Stearns, 4.55%, dated 10/31/07, due 11/1/07 (d)                    95,342,849
                                                                                                                    ---------------
U.S. Government                   220,000,000    U.S. Treasury Bills, 3.82%-4.95%+, due 11/8/07-1/17/08                  219,081,98
                                                                                                                    ---------------
Obligations - 9.41%
                                                 TOTAL SHORT TERM INVESTMENTS
                                                 (Cost $314,382,604)                                                    314,424,835
                                                                                                                    ---------------
                                                 TOTAL INVESTMENT PORTFOLIO - 99.68%
                                                 (Cost $1,874,940,226)                                                2,321,119,953
                                                                                                                    ---------------
                                                 OTHER ASSETS LESS
                                                 LIABILITIES - 0.32%                                                      7,463,389
                                                                                                                    ---------------
                                                 NET ASSETS - 100.00%                                               $ 2,328,583,342
                                                 (Applicable to 93,109,562 shares outstanding)
                                                                                                                    ---------------

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2007

Notes:
NVDR: Non-Voting Depository Receipt.
(a) Non-income producing securities. (b)Fair valued securities:

                                Carrying Value                                Acquisition
Security                           Per Unit         Acquisition Date             Cost
------------------------------------------------------------------------------------------
Blue Ocean Reinsurance, Ltd.      $   43.49      12/30/2005 to 2/9/2006      $  4,568,674
Catalyst Paper Corp.                   1.47      1/3/2006 to 10/23/2006       114,161,857
Norton Holdings, Ltd.              1,163.61            12/14/2006               7,828,000

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).

(d) Repurchase agreement collateralized by U.S. Inflation Indexed Bonds and Notes, par value $62,615,000, due 1/15/12 - 4/15/29, value $98,101,166.

(e)  Security is subject to restrictions on resale.

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

+    Annualized yield at date of purchase.

1    Incorporated in Bahamas.

2    Incorporated in Bermuda.

The aggregate cost for federal income tax purposes is $1,972,730,611.

The aggregate gross unrealized appreciation is $432,331,694.

The aggregate gross unrealized depreciation is ($83,942,352).

Country Concentration
                                   % of
                                Net Assets
                              -------------
Canada                            15.96%
Japan                             15.73
United States *                   15.37
Hong Kong                          8.94
Taiwan                             7.64
Singapore                          7.52
Norway                             5.40
Australia                          3.80
United Kingdom                     2.82
Belgium                            2.77
South Korea                        2.66
Chile                              2.51
Poland                             1.90
Denmark                            1.82
New Zealand                        1.35
Bermuda                            1.22
Thailand                           1.02
France                             0.90
Switzerland                        0.35
                              -------------
Total                             99.68%
                              =============

* Includes cash equivalents.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2007

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (cost of $1,312,865,247)                 $1,627,938,374
   Affiliated issuers (cost of $562,074,979)                        693,181,579
                                                                 --------------
      Total investments (cost of $1,874,940,226)                  2,321,119,953
Foreign currency at value (cost of $8,075,062)                        8,159,345
Receivable for fund securities sold                                   6,734,757
Dividends and interest receivable                                     3,778,909
Receivable for fund shares sold                                         734,606
Other assets                                                             46,495
Other receivables                                                           419
                                                                 --------------
      Total assets                                                2,340,574,484
                                                                 --------------
LIABILITIES:
Payable for fund shares redeemed                                      4,967,844
Payable for securities purchased                                      3,803,913
Payable to investment adviser                                         2,434,515
Accounts payable and accrued expenses                                   311,277
Deferred tax liability payable (Note 1)                                 303,404
Payable for other shareholder servicing fees (Note 3)                   163,517
Payable to Trustees                                                       6,672
Commitments (Note 6)                                                         --
                                                                 --------------
      Total liabilities                                              11,991,142
                                                                 --------------
      Net assets                                                 $2,328,583,342
                                                                 ==============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
   93,109,562 shares outstanding                                 $1,635,376,294
Accumulated distributions in excess of net investment income        (22,966,386)
Accumulated undistributed net realized gains from
   investments and foreign currency transactions                    270,192,970
Net unrealized appreciation of investments and translation
   of foreign currency denominated assets and liabilities           445,980,464
                                                                 --------------
      Net assets applicable to capital shares outstanding        $2,328,583,342
                                                                 ==============
Net asset value, offering and redemption price per share                 $25.01
                                                                         ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
  Interest                                                         $ 19,685,202
  Dividends - unaffiliated issuers
    (net of foreign withholding tax of $3,435,931)                   40,361,161
  Dividends - affiliated issuers
    (net of foreign witholding tax of $71,974) (Note 4)               7,950,236
  Other income                                                          129,041
                                                                   ------------
    Total investment income                                          68,125,640
                                                                   ------------
EXPENSES:
  Investment advisory fees (Note 3)                                  29,138,463
  Other shareholder servicing fees (Note 3)                           2,055,483
  Custodian fees                                                      1,074,425
  Transfer agent fees                                                   498,144
  Reports to shareholders                                               309,150
  Accounting fees                                                       171,554
  Administration fees (Note 3)                                          131,299
  Auditing and tax consulting fees                                      106,317
  Trustees' and officers' fees and expenses                              92,994
  Registration fees                                                      58,138
  Legal fees                                                             53,608
  Insurance expense                                                       2,527
  Miscellaneous expenses                                                 35,769
                                                                   ------------
    Total operating expenses                                         33,727,871
                                                                   ------------
    Net investment income                                            34,397,769
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments - unaffiliated issuers           237,450,012
  Net realized gain on investments - affiliated issuers              39,587,052
  Net realized loss on written options                               (3,600,000)
  Net realized loss on foreign currency transactions                 (1,390,466)
  Net change in unrealized appreciation on investments               94,412,983
  Net change in unrealized appreciation on translation of other
    assets and liabilities denominated in foreign currency             (278,703)
                                                                   ------------
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             366,180,878
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $400,578,647
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR      FOR THE YEAR
                                                                           ENDED             ENDED
                                                                     OCTOBER 31, 2007  OCTOBER 31, 2006
                                                                      --------------    --------------
OPERATIONS:
Net investment income                                                 $   34,397,769    $   73,157,419
Net realized gain on investments - unaffiliated issuers                  237,450,012       172,462,933
Net realized gain on investments - affiliated issuers                     39,587,052         7,704,137
Net realized loss on written options                                      (3,600,000)               --
Net realized gain (loss) on foreign currency transactions                 (1,390,466)          458,938
Net change in unrealized appreciation on investments                      94,412,983       130,565,434
Net change in unrealized appreciation (depreciation) on translation
  of other assets and liabilities denominated in foreign currency           (278,703)           95,988
                                                                      --------------    --------------
Net increase in net assets resulting from operations                     400,578,647       384,444,849
                                                                      --------------    --------------
DISTRIBUTIONS:
Dividends to shareholders from net investment income                    (105,951,673)      (43,828,096)
Distributions to shareholders from net realized gains                   (170,052,532)       (9,495,160)
                                                                      --------------    --------------
Decrease in net assets from distributions                               (276,004,205)      (53,323,256)
                                                                      --------------    --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                             208,010,930       400,071,663
Net asset value of shares issued in reinvestment of
  dividends and distributions                                            245,564,779        48,449,070
Redemption fees                                                              478,265         1,691,983
Cost of shares redeemed                                                 (607,689,400)     (358,649,442)
                                                                      --------------    --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                                    (153,635,426)       91,563,274
                                                                      --------------    --------------
Net increase (decrease) in net assets                                    (29,060,984)      422,684,867
Net assets at beginning of year                                        2,357,644,326     1,934,959,459
                                                                      --------------    --------------
Net assets at end of year
  (including undistributed net investment income of
  $0 and $46,755,252, respectively)                                   $2,328,583,342    $2,357,644,326
                                                                      ==============    ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                             YEARS ENDED OCTOBER 31,
                                               -----------------------------------------------------------------------------------
                                                    2007               2006               2005             2004             2003
                                                   ------             ------             ------           ------           ------
Net asset value, beginning of year                 $23.77             $20.40             $17.17           $13.49           $ 9.73
                                                   ------             ------             ------           ------           ------
Income from Investment Operations:
  Net investment income                              0.37               0.86+              0.30             0.25             0.08
  Net gain on securities (both realized
    and unrealized)                                  3.69(2)            3.07(1)            3.15(1)          3.73(1)          3.76(1)
                                                   ------             ------             ------           ------           ------
  Total from investment operations                   4.06               3.93               3.45             3.98             3.84
                                                   ------             ------             ------           ------           ------
Less distributions:
  Dividends from net investment income              (1.08)             (0.46)             (0.22)           (0.30)           (0.08)
  Distributions from realized gains                 (1.74)             (0.10)                --               --               --
                                                   ------             ------             ------           ------           ------
  Total distributions                               (2.82)             (0.56)             (0.22)           (0.30)           (0.08)
                                                   ------             ------             ------           ------           ------
Net asset value, end of year                       $25.01             $23.77             $20.40           $17.17           $13.49
                                                   ------             ------             ------           ------           ------
Total return                                        18.86%             19.63%             20.24%           29.95%           39.84%
Ratios/Supplemental Data:
  Net assets, end of year (in thousands)       $2,328,583         $2,357,644         $1,934,959         $437,361         $ 97,285
  Ratio of expenses to average net assets
    Before expense reimbursement/recovery            1.45%              1.45%              1.52%            1.58%            2.21%
    After expense reimbursement/recovery              N/A                N/A               1.53%            1.75%            1.75%
  Ratio of net investment income to average
    net assets
    Before expense reimbursement/recovery            1.48%              3.25%+             1.19%            0.75%            0.06%
    After expense reimbursement/recovery              N/A                N/A               1.18%            0.58%            0.52%
  Portfolio turnover rate                              23%                34%                 3%              11%               4%

(1)  Includes redemption fees of $0.02 per share.

(2)  Includes redemption fees of less than $0.01 per share.

+ Investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding this special dividend, the ratio of net invest-ment income to average net assets would have been 2.25%.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2007

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four, non-diversified (within the meaning of Section 5(b)(2) of the Investment Company
Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (each a "Fund" and, collectively, the "Funds"). Third Avenue Management LLC (the "Adviser") provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their liquid resources) at a discount to what the Adviser believes is their intrinsic value. The Fund also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the Adviser believes are undervalued.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, the Fund expects to invest at least 80% of its assets in equity securities (which may include both common and preferred stocks, and convertible securities) of companies that are considered small. The Fund considers a "small company" to be one whose market capitalization is no greater than nor less than the range of capitalizations of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment.

Third Avenue Real Estate Value Fund, under normal circumstances, seeks to achieve its objective by investing at least 80% of its assets in securities of real estate and real estate-related companies, or in companies which own significant real estate at the time of investment ("real estate companies"). These securities will primarily be equity securities (which may include both common and preferred stocks, and convertible securities) of well-financed real estate companies. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield and mortgage-backed securities) in real estate companies or loans secured by real estate that the Adviser believes have above average yield potential.

Third Avenue International Value Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies located outside of the United States.
While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

invested in the more developed countries, and under normal circumstances, at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of investment.

Because of the Funds' disciplined and deliberate investing approach, there may be times when the Funds will have significant cash positions. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Generally, the Funds' investments are valued at market value. Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price, the NASDAQ official close price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust's Board of Trustees, the Funds may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Funds' net asset values are calculated. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are amortized to maturity based on their cost.

The Funds may invest up to 15% of their total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Funds' Valuation Committee as authorized by the Board of Trustees of the Funds, under procedures established by the Board of Trustees. At October 31, 2007, such securities had a total fair value of $88,342,834 or 0.73% of net assets of Third Avenue Value Fund, $44,853,805 or 2.00% of net assets of Third Avenue Small-Cap Value Fund, $9,736,745 or 0.33% of net assets of Third Avenue Real Estate Value Fund and $73,583,320 or 3.16% of net assets of Third Avenue International Value Fund. Among the factors considered by the Valuation Committee in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any material future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o    INVESTMENTS  AND  ASSETS  AND   LIABILITIES   DENOMINATED  IN  FOREIGN
          CURRENCIES: At the prevailing rates of exchange on the valuation date.

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. Federal income tax purposes.

OPTION CONTRACTS:

An option  contact  gives the buyer the right,  but not the  obligation,  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premium paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premium paid. Investments in options contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. The cost of options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

LOANS OF PORTFOLIO SECURITIES:

The Funds may loan securities to certain brokers, with the Funds' custodian acting as the lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders' fees, both of which are included in securities lending income in the Statement of Operations. Securities loaned are required to be secured at all times by collateral at least equal to the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities. Dividends or other distributions on loaned securities may also receive different tax treatment than would otherwise be the case. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of securities loaned.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

During the year ended October 31, 2007, the following Funds had securities lending income, which is included in the Statement of Operations, totaling:

FUND
----

Third Avenue Value Fund                  $2,537,865
Third Avenue Small Cap Value Fund             1,558

The value of loaned securities and related collateral outstanding at October 31, 2007, was as follows:

                                 VALUE OF            VALUE OF
FUND                         SECURITIES LOANED      COLLATERAL
----                         -----------------    ------------
Third Avenue Value Fund        $537,854,192        $562,350,181

REPURCHASE AGREEMENTS:

The Funds may invest excess cash in repurchase agreements whereby the Funds purchase securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax law and regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

For the year ended October 31, 2007, permanent differences were reclassified as shown below:

                                                                               DECREASE TO
                                                   INCREASE           ACCUMULATED UNDISTRIBUTED
                                                TO ACCUMULATED        NET REALIZED GAIN/(LOSS)
                                               UNDISTRIBUTED NET         ON INVESTMENTS AND
                                           INVESTMENT INCOME/(LOSS)       FOREIGN CURRENCY
                                           ------------------------   -------------------------
Third Avenue Value Fund                          $60,431,825                $(61,365,981)
Third Avenue Small-Cap Value Fund                $   317,566                $   (317,566)
Third Avenue Real Estate Value Fund              $36,857,924                $(36,827,962)
Third Avenue International Value Fund            $ 1,832,266                $ (1,832,066)

The primary reasons for such reclassifications are foreign currency gain (loss), market discount and premium, real estate investment trust ("REIT") distributions and investments in partnerships.

INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds' net assets relative to the total net assets of Third Avenue Variable Series Trust.

TRUSTEES' AND OFFICERS' FEES:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Trust paid $132,774 for the year ended October 31, 2007. The Trust does pay, together with its affiliate Third Avenue Variable Series Trust, Trustees who are not affiliated with the Adviser a fee of $4,000 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. Prior to July 1, 2007, if a special meeting was required, each Trustee received $2,000. The Trust, together with Third Avenue Variable Series Trust, also pays non-interested Trustees an annual stipend of $59,000, effective July 1, 2007.
Prior to July 1, 2007, the annual stipend was $50,000 for each trustee. The Trustees

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

on the Audit Committee each receive $1,500 for each audit committee meeting and the audit committee chairman receives an annual retainer of $4,000. Prior to July 1, 2007, the audit committee chairman received an annual retainer of $2,000.

ACCOUNTING PRONOUNCEMENTS:

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Adviser has begun to evaluate the application of the Fair Value Measurements to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission (the "SEC") has permitted investment companies to delay implementation of FIN 48. The Funds will have until April 30, 2008 to implement FIN 48. At this time, the Adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act, as amended, as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2007 were as follows:

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007
                                              PURCHASES           SALES
                                           --------------     ------------
Third Avenue Value Fund:
   Affiliated                              $  905,455,697     $          0
   Unaffiliated                             1,558,026,201      440,471,872
Third Avenue Small-Cap Value Fund:
   Affiliated                                  81,524,988       10,594,558
   Unaffiliated                               440,895,271      510,427,975
Third Avenue Real Estate Value Fund:
   Affiliated                                  66,443,163       31,822,549
   Unaffiliated                               491,661,625      920,541,621
Third Avenue International Value Fund:
   Affiliated                                 116,564,305       40,017,826
   Unaffiliated                               330,864,954      507,804,733

Written options transactions during the period are summarized as follows:

                                           THIRD AVENUE SMALL-CAP VALUE FUND
                                               NUMBER OF        PREMIUMS
                                               CONTRACTS        RECEIVED
------------------------------------------------------------------------------
Options outstanding at
October 31, 2006                                    1,467     $  2,514,738
------------------------------------------------------------------------------
Options written                                        --               --
Options terminated in
  closing purchase transactions                       (67)        (115,035)
Options exercised                                  (1,400)      (2,399,703)
------------------------------------------------------------------------------
Options outstanding at
  October 31, 2007                                     --     $         --
------------------------------------------------------------------------------

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

                                           THIRD AVENUE REAL ESTATE VALUE FUND
                                               NUMBER OF        PREMIUMS
                                               CONTRACTS        RECEIVED
------------------------------------------------------------------------------
Options outstanding at
October 31, 2006                                    2,443    $   4,187,812
------------------------------------------------------------------------------
Options written                                        --               --
Options terminated in
  closing purchase transactions                        --               --
Options exercised                                  (2,443)      (4,187,812)
------------------------------------------------------------------------------
Options outstanding at
  October 31, 2007                                     --    $          --
------------------------------------------------------------------------------

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, and 1/12 of 1.25% (an annual fee of 1.25%) of the total average daily net assets of Third Avenue International Value Fund. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds' Chief Compliance Officer and other miscellaneous expenses. At October 31, 2007, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund had amounts payable to the Adviser of $1,188,581, $256,352, $281,172 and $206,791, respectively, for reimbursement of expenses paid by the Adviser. Under current arrangements for Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Fund's average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Whenever, in any fiscal year, Third Avenue International Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes exceed 1.75% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to the excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such expenses

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for the year ended October 31, 2007.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $174,590 plus 50% of the difference between
(i) $191,022 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $174,590. The Adviser pays PFPC Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $180,775.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds' transfer agent. Accordingly, the Adviser has agreed to pay and the Funds to reimburse a portion of the intermediary fees pursuant to provisions adopted by the Board of Trustees. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2007, such fees amounted to $11,129,214 for Third Avenue Value Fund, $2,429,748 for Third Avenue Small-Cap Value Fund, $3,549,188 for Third Avenue Real Estate Value Fund and $2,055,483 for Third Avenue International Value Fund.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

M.J. Whitman, LLC, a registered broker-dealer, and Private Debt LLC, a dealer in the trading of bank debt and other private claims, operate under common control with the Adviser. For the year ended October 31, 2007, the Funds incurred brokerage commissions, paid to related parties as follows:

FUND                                   M.J. WHITMAN LLC     PRIVATE DEBT LLC
----------------------------------------------------------------------------
Third Avenue Value Fund                   $2,623,606              --
Third Avenue Small-Cap Value Fund          1,097,079              --
Third Avenue Real Estate Value Fund        1,424,104              --
Third Avenue International Value Fund        654,913              --

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007


INVESTMENT IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 2007 is set forth below:

THIRD AVENUE VALUE FUND

                                           SHARES                                      SHARES
                                          HELD AT                                     HELD AT                      DIVIDEND INCOME
                                          OCT. 31,       SHARES         SHARES        OCT. 31,       VALUE AT       NOV. 1, 2006 -
NAME OF ISSUER:                             2006       PURCHASED         SOLD           2007       OCT. 31, 2007    OCT. 31, 2007
--------------                           ----------   ----------      ----------    -----------    -------------   ---------------
ACA Capital Holdings, Inc.                  118,812    3,687,910(1)         --        3,806,722    $  12,907,834     $         --
ACA Capital Holdings, Inc.
  Convertible Pfd.                              259           --           259               --               --               --
ACA Capital Holdings, Inc.
  Senior Convertible Pfd.                       123           --           123(3)            --               --               --
ACA Capital Holdings, Inc. Series B
  Senior Convertible Pfd.                   133,783           --       133,783(3)            --               --               --
Alamo Group, Inc.                           594,300           --            --          594,300       12,884,424          142,632
AVX Corp.                                 9,046,200           --            --        9,046,200      139,763,790        1,764,009
Carver Bancorp, Inc.                        218,500           --            --          218,500        3,456,670           80,845
Chong Hing Bank, Ltd.                    26,127,450           --            --       26,127,450       61,018,270        2,177,098
Covanta Holding Corp.                     8,816,889           --            --        8,816,889      239,025,861               --
FedFirst Financial Corp.                    169,104      184,005            --          353,109        3,206,230               --
Forest City Enterprises, Inc., Class A    4,847,557    2,164,301            --        7,011,858      398,153,791        1,657,738
Gouverneur Bancorp, Inc.                    142,200       63,311            --          205,511        2,234,932           55,201
Henderson Land Development Co., Ltd.     53,328,000   60,000,000            --      113,328,000    1,008,952,228       13,932,268
Home Products International, Inc.                --      526,368(2)         --          526,368          584,268               --
MBIA, Inc.                                3,477,409    3,600,497            --        7,077,906      304,633,074        5,509,123
Radian Group, Inc.                        1,576,580    8,782,570            --       10,359,150      130,421,699          202,422
RHJ International                         4,505,945      122,968            --        4,628,913       81,266,641               --
SFSB, Inc.                                  197,800       45,000            --          242,800        2,033,450               --
St. Joe Co. (The)                         6,072,168      593,910            --        6,666,078      225,713,401        3,906,419
Tejon Ranch Co.                           3,420,106           --            --        3,420,106      137,077,848               --
Trammell Crow Co.*                        2,150,000           --      2,150,000              --               --               --
                                                                                                  --------------     ------------
      Total Affiliates                                                                            $2,763,334,411     $29,427,755
                                                                                                  ==============     ============

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

THIRD AVENUE SMALL-CAP VALUE FUND

                                           SHARES                                      SHARES
                                          HELD AT                                     HELD AT                      DIVIDEND INCOME
                                          OCT. 31,       SHARES         SHARES        OCT. 31,       VALUE AT       NOV. 1, 2006 -
NAME OF ISSUER:                             2006       PURCHASED         SOLD           2007       OCT. 31, 2007    OCT. 31, 2007
--------------                           ----------   ----------      ----------    -----------   --------------   ---------------
Bandag, Inc.*                             1,126,284           --      1,126,284              --   $           --     $    746,498
Bel Fuse, Inc., Class B                     690,643       16,449            --          707,092       22,499,667          154,738
Borland Software Corp.                    3,939,252      622,700         9,700        4,552,252       19,938,864               --
Bronco Drilling Co., Inc.                        --    2,172,932            --        2,172,932       29,551,875               --
Catalyst Paper Corp.                     12,107,879           --            --       12,107,879       17,836,579               --
Deltic Timber Corp.                         750,875           --        70,508          680,367       38,046,123          219,974
Haverty Furniture Cos., Inc.              1,617,166      274,779            --        1,891,945       16,081,533          473,730
Herley Industries, Inc.                   1,088,351      309,779            --        1,398,130       21,377,408               --
K-Swiss, Inc., Class A                    1,259,648      428,683            --        1,688,331       39,506,945          274,527
Magma Design Automation, Inc. *           2,386,734           --      2,386,734              --               --               --
National Western Life Insurance Co.,
  Class A                                   148,742       52,384            --          201,126       43,700,657           72,405
Stanley Furniture Co., Inc.                 748,046      732,404       364,126        1,116,324       15,248,986          392,703
                                                                                                  --------------     ------------
      Total Affiliates                                                                            $  263,788,637     $2,334,575
                                                                                                  ==============     ============

THIRD AVENUE REAL ESTATE VALUE FUND

                                           SHARES                                      SHARES
                                          HELD AT                                     HELD AT                      DIVIDEND INCOME
                                          OCT. 31,       SHARES         SHARES        OCT. 31,       VALUE AT       NOV. 1, 2006 -
NAME OF ISSUER:                             2006       PURCHASED         SOLD           2007       OCT. 31, 2007    OCT. 31, 2007
--------------                           ----------   ----------      ----------    -----------   --------------   ---------------
Acadia Realty Trust                       2,293,800      143,010            --        2,436,810   $   64,575,465   $    1,921,559
American Land Lease, Inc.*                  642,148           --       642,148               --               --          642,148
Associated Estates Realty Corp.           1,348,100           --            --        1,348,100       16,365,934          916,708
Avatar Holdings, Inc. *                     434,690           --        25,915          408,775       19,028,476               --
Capital Lease Funding, Inc.*              1,640,450           --      1,640,450              --               --          549,616
Columbia Equity Trust, Inc. *             1,000,000           --      1,000,000              --               --          220,000
Consolidated-Tomoka Land Co.                510,000           --         9,500          500,500       34,294,260          188,700
Crystal River Capital, Inc.               1,100,000      461,738            --        1,561,738       22,723,288        3,283,982
First Potomac Realty Trust                  563,400      821,600            --        1,385,000       28,946,500        1,324,912
Forest City Enterprises, Inc., Class A    7,029,931           --       514,967        6,514,964      370,831,751        2,734,971
JER Investors Trust, Inc.                 2,251,800           --            --        2,251,800       25,152,606        4,638,708
Killam Properties, Inc.                   7,380,400           --      5,535,300(4)    1,845,100       17,188,250          650,027
Midland Realty (Holdings), Ltd. *        49,926,000           --      49,926,000             --               --          294,839
One Liberty Properties, Inc.                938,200           --        23,900          914,300       18,697,435        1,954,625
PS Business Parks, Inc. *                 1,150,400           --       250,000          900,400       52,493,320        1,569,584
Quadra Realty Trust, Inc.                        --    2,235,800            --        2,235,800       18,490,066          223,580
St. Joe Co. (The) *                       5,070,861           --      2,000,000       3,070,861      103,979,353        3,245,351
Thomas Properties Group, Inc.             2,000,000      411,373            --        2,411,373       29,394,637          542,119
Trammell Crow Co.*                        1,579,950           --      1,579,950              --               --               --
Unite Group PLC *                         7,757,487           --      6,140,122       1,617,365       13,998,465          146,179
                                                                                                  --------------     ------------
      Total Affiliates                                                                            $  836,159,806     $ 25,047,608
                                                                                                  ==============     ============


                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

THIRD AVENUE INTERNATIONAL VALUE FUND

                                           SHARES                                      SHARES
                                          HELD AT                                     HELD AT                      DIVIDEND INCOME
                                          OCT. 31,       SHARES         SHARES        OCT. 31,       VALUE AT       NOV. 1, 2006 -
NAME OF ISSUER:                             2006       PURCHASED         SOLD           2007       OCT. 31, 2007    OCT. 31, 2007
--------------                           ----------   ----------      ----------    -----------   --------------   ---------------
ABB Grain, Ltd.                           6,096,663    4,664,261            --       10,760,924   $   75,471,278   $    1,154,144
Blue Ocean Reinsurance, Ltd.                124,876           --            --          124,876        5,430,841        3,525,034
Boardroom, Ltd.                          22,522,784           --            --       22,522,784        9,029,040          147,449
Catalyst Paper Corp.                     40,080,245           --            --       40,080,245       59,043,740               --
Dundee Precious Metals, Inc.              3,792,832    1,025,000            --        4,817,832       49,165,194               --
Gigabyte Technology Co., Ltd.            31,351,000    6,277,000            --       37,628,000       31,182,463          685,204
GuocoLeisure, Ltd.                       103,667,023          --            --      103,667,023       98,880,627               --
Liu Chong Hing Investment, Ltd.          21,374,000           --      1,704,000      19,670,000       28,323,886          738,480
Netia S.A.                               29,703,256      347,273            --       30,050,529       44,316,469               --
Oslo Bors Holding ASA*                      351,700           --       351,700               --               --               --
Rubicon, Ltd.                            44,893,185           --            --       44,893,185       31,505,678               --
Saskatchewan Wheat Pool                  10,559,300    4,486,764(2)   2,799,600      12,246,464      165,550,569               --
Toll NZ, Ltd.*                           18,671,113           --      18,671,113             --               --               --
United International Enterprises, Ltd.      444,406           --        70,110          374,296       42,482,798          322,390
WBL Corp., Ltd.                          16,216,000    3,074,300            --       19,290,300       52,798,996        1,377,535
                                                                                                  --------------     ------------
           Total Affiliates                                                                       $  693,181,579     $  7,950,236
                                                                                                  ==============     ============

*    As of October 31, 2007, no longer an affiliate.

(1)  Increase due to exchange and forward stock split.

(2)  Increase due to exchange.

(3)  Decrease due to exchange.

(4)  Decrease due to reverse stock split.


Certain employees of the Adviser serve as members of the Board of Directors of companies in which the Funds have investments. For the year ended October 31, 2007, the Funds received the following fees: $44,447 Third Avenue Value Fund, $1,457 Third Avenue Small-Cap Value Fund and $2,015 Third Avenue Real Estate Value Fund, which are included in Other income on the accompanying Statement of Operations.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007


5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

                                                                    THIRD AVENUE                         THIRD AVENUE
                                                                     VALUE FUND                      SMALL-CAP VALUE FUND
                                                        -----------------------------------   -----------------------------------
                                                             FOR THE            FOR THE            FOR THE            FOR THE
                                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
                                                        ----------------   ----------------   ----------------   ----------------
Increase (decrease) in Fund shares:
Shares outstanding at beginning of year                    153,848,187        108,658,702         90,805,077         77,319,265
                                                          ------------       ------------       ------------       ------------
  Shares sold                                               45,597,343         58,685,754          7,228,330         27,806,946
  Shares reinvested from dividends and distributions         8,012,366         10,828,087          4,585,307          1,984,280
Shares redeemed                                            (29,256,626)       (24,324,356)       (21,436,392)       (16,305,414)
                                                          ------------       ------------       ------------       ------------
Net increase (decrease) in Fund shares                      24,353,083         45,189,485         (9,622,755)        13,485,812
                                                          ------------       ------------       ------------       ------------
Shares outstanding at end of year                          178,201,270        153,848,187         81,182,322         90,805,077
                                                          ============       ============       ============       ============

                                                                    THIRD AVENUE                         THIRD AVENUE
                                                              REAL ESTATE VALUE FUND               INTERNATIONAL VALUE FUND
                                                        -----------------------------------   -----------------------------------
                                                             FOR THE            FOR THE            FOR THE            FOR THE
                                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
                                                        ----------------   ----------------   ----------------   ----------------
Increase (decrease) in Fund shares:
Shares outstanding at beginning of year                     86,401,434         97,702,927         99,168,233         94,865,602
                                                          ------------       ------------       ------------       ------------
  Shares sold                                               19,139,548         15,254,843          9,021,508         17,893,198
  Shares reinvested from dividends and distributions         8,499,274          4,617,657         11,274,840          2,312,692
  Shares redeemed                                          (31,304,594)       (31,173,993)       (26,355,019)       (15,903,259)
                                                          ------------       ------------       ------------       ------------
Net increase (decrease) in Fund shares                      (3,665,772)       (11,301,493)        (6,058,671)         4,302,631
                                                          ------------       ------------       ------------       ------------
Shares outstanding at end of year                           82,735,662         86,401,434         93,109,562         99,168,233
                                                          ============       ============       ============       ============

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

Third Avenue Value Fund charges a redemption fee of 1% for shares held 60 days or less. Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund charge a redemption fee of 1% for shares held one year or less. Third Avenue International Value Fund charges a redemption fee of 2% for shares held one year or less.

6. COMMITMENTS AND CONTINGENCIES

Third Avenue  Value Fund has  committed a $1,755,000  capital  investment  to RS
Holdings of which $1,022,245 has been funded as of October 31, 2007. Under certain circumstances this commitment may be payable to RS Holdings, although the Adviser believes that this commitment is no longer enforceable.

Third Avenue Real Estate Value Fund has committed up to $10,500,000 to Atlantic American Realty Capital Advisors, Inc., of which $500,000 has been funded as of October 31, 2007. Under certain circumstances this commitment may be payable to Atlantic American Realty Capital Advisors, Inc.

Accordingly, Third Avenue Value Fund and Third Avenue Real Estate Value Fund have segregated securities valued at $4,972,335 and $14,954,675 respectively, to meet each of these contingencies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

HIGH YIELD DEBT:

The Funds may invest in high yield, lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FUND CONCENTRATION:

The Funds hold a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments. In addition, the Funds may encounter some difficulty in liquidating these types of positions.

8. FEDERAL INCOME TAXES

The tax character of distributions paid during the period ended October 31, 2007 was as follows:

                                                   ORDINARY        NET LONG-TERM
                                                    INCOME         CAPITAL GAINS
                                                 ------------      -------------
Third Avenue Value Fund                          $505,249,331       $ 14,621,692
Third Avenue Small-Cap Value Fund                  49,009,478         77,757,960
Third Avenue Real Estate Value Fund                75,924,345        228,859,428
Third Avenue International Value Fund             121,976,814        154,027,391

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

                                                   ORDINARY        NET LONG-TERM
                                                    INCOME         CAPITAL GAINS
                                                 ------------      -------------
Third Avenue Value Fund                          $184,620,893       $444,291,930
Third Avenue Small-Cap Value Fund                  32,394,132         19,085,781
Third Avenue Real Estate Value Fund                64,992,122         77,076,737
Third Avenue International Value Fund              43,828,096          9,495,160

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2007

At October 31, 2007, the tax basis components of distributable earnings were:

                                          UNDISTRIBUTED       ACCUMULATED        UNREALIZED
                                         ORDINARY INCOME     CAPITAL GAINS      APPRECIATION
                                           ------------      ------------      --------------
Third Avenue Value Fund                    $215,747,277      $ 80,726,619      $3,640,666,816
Third Avenue Small-Cap Value Fund            32,288,231       177,721,845         489,540,085
Third Avenue Real Estate Value Fund          46,022,321       249,999,838         944,465,049
Third Avenue International Value Fund        68,165,382       276,851,590         348,190,079

The difference between book basis and tax basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to mark-to market treatment of certain passive foreign investment companies, differences in the treatment of amortization of bond discount and premium, REIT and partnership adjustments and other timing differences. Actual distributions to shareholders may differ from the amounts above.

                            [THIRD AVENUE FUNDS LOGO]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Fund") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York
December 21, 2007

                            [THIRD AVENUE FUNDS LOGO]

                                  (UNAUDITED)

At a meeting of the Board of Trustees of the Trust held on June 7, 2007, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not "interested persons" (as the term is defined in the Investment Company
Act) (the "Independent Trustees")), approved the renewal of each Fund's Investment Advisory Agreement (collectively, the "Agreements").

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Board engaged in a detailed discussion of the materials with the Adviser. The Independent Trustees then met separately with their independent legal counsel for a discussion of the Adviser's presentation and materials. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees noted that the Adviser has managed each Fund since its inception, and that the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. Following this session, the full Board reconvened and approved the continuation of each Agreement as being in the best interests of the relevant Fund and its shareholders. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board's approval.

FACTORS CONSIDERED

A. FINANCIAL CONDITION OF THE ADVISER; ADVISORY FEES: PROFITABILITY.

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

 1.  the  financial  condition of the Adviser to  determine  that the Adviser is
     solvent  and   sufficiently   well   capitalized  to  perform  its  ongoing
     responsibilities to the Funds;

 2. the information sources and methodology used in the selection of funds to be included in the comparison universe and the competitive fund group used in comparative analyses of each Fund's advisory fees and expense ratio and in analyzing the Fund's performance;

 3. each Fund's advisory fee and total expenses versus those of the comparison universe and competitive fund group, noting, for each Fund, the Fund's below median management fees within the universe and that its fees and expenses generally were well within the range of those of the funds in its competitive group funds;

 4. performance/expense analysis of each Fund and funds in its competitive fund group;

 5. a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser;

 6. information presented in respect of economies of scale, noting the competitive expense ratios, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds and the trend of declining or generally stable gross expense ratios of each Fund since inception;

                            [THIRD AVENUE FUNDS LOGO]

                                  (UNAUDITED)

 7. the profitability to the Adviser resulting from each Agreement, reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

 8. brokerage commission revenue to the Adviser's affiliated broker-dealer from transactions executed for the Funds, including the quarterly brokerage analysis performed by a third party service and provided to the Trustees analyzing, among other things, the affiliated broker-dealer's per share commission and execution costs.

B. DESCRIPTION OF PERSONNEL AND SERVICE PROVIDED BY THE ADVISER.

The Trustees reviewed with representatives of the Adviser, and considered:

 1. the nature, extent and quality of services rendered to the Funds, including the Adviser's investment, senior management and operational personnel and the oversight of day-to-day operations of the Funds provided by the Adviser;

 2. the Adviser's research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser's deep value philosophy; and

 3. the value added through the Adviser's active management style that includes participation in corporate restructurings.

C. COMPLIANCE MATTERS

 1. The Trustees met in private session with the Trust's Chief Compliance Officer and reviewed the operation of the Trust's and the Adviser's compliance programs.

D. INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER.

 1. The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group and compared to the Fund's benchmark index for various periods and since inception.

 2. It was noted that each Fund's performance was favorable both on an absolute basis and, since inception, relative to that of funds in the comparison universe and competitive group and the Fund's benchmark.

                            [THIRD AVENUE FUNDS LOGO]

                                  (UNAUDITED)

CONCLUSIONS

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered, evaluated and were satisfied with each Fund's historical performance. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance/expense analysis, as discussed in the Adviser's presentation. The Trustees discussed the Adviser's profitability, and it was noted that the profitability percentage for each Fund was within ranges in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that each Fund's fee paid to the Adviser was reasonable in light of comparative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Fund, including brokerage fees paid to the Adviser's affiliates. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser and reviewed the nature of the services provided and differences, from the Adviser's perspective, in management of the Funds as compared to advisory services provided to other advised and sub-advised funds. The Trustees recognized that any differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Funds and considered each Fund's competitive fee structure, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Fund, and the size of the Fund. The Trustees concluded that operational economies of scale had benefited the Funds and that there were no other material economies of scale in which the Funds should share.

                            [THIRD AVENUE FUNDS LOGO]

                             MANAGEMENT OF THE TRUST

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes four portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge upon request, by calling (800) 443-1021.


INTERESTED TRUSTEES
-------------------

                               TERM OF OFFICE      POSITION(S)
                               AND LENGTH OF       HELD WITH        PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS            TIME SERVED*        REGISTRANT       DURING PAST 5 YEARS                       HELD BY TRUSTEE
----------------------------  ------------------  ---------------  ----------------------------------------  ---------------------
MARTIN J. WHITMAN** (83)       Trustee since       Chairman and     Chairman (3/90 to Present) Chief          Director (8/90 to
622 Third Avenue               7/99                Trustee          Executive Officer (CEO) (3/90 to          10/04) of Danielson
New York, NY                                                        9/03), President (1/91 to 5/98) of        Holding Corporation;
10017                                                               Third Avenue Trust; Chairman (7/99        Director (3/91 to
                                                                    to Present) CEO (7/99 to 9/03) of         Present) of Nabors
                                                                    Third Avenue Variable Series Trust;       Industries, Ltd.,
                                                                    Co-Chief Investment Officer (2/03 to      (international oil
                                                                    Present), Chief Investment Officer        drilling services).
                                                                    (CIO) (1/91 to 2/03), Chairman and
                                                                    CEO (3/90 to 8/02), President (1/91
                                                                    to 2/98), of EQSF Advisers, Inc. and
                                                                    its successor, Third Avenue
                                                                    Management LLC; CEO, President
                                                                    and Director (10/74 to Present) of
                                                                    Martin J. Whitman & Co., Inc. (pri-
                                                                    vate investment company); CEO
                                                                    (7/96 to 6/02) and Chairman (8/90
                                                                    to 8/99) of Danielson Holding
                                                                    Corporation; Distinguished
                                                                    Management Fellow (1972 to Present)
                                                                    and Member of the Advisory Board
                                                                    (10/94 to 6/95) of the Yale School of
                                                                    Management at Yale University;
                                                                    Adjunct Professor (1/01 to 12/01) of
                                                                    the Columbia University Graduate
                                                                    School of Business; Chartered
                                                                    Financial Analyst.

                            [THIRD AVENUE FUNDS LOGO]


INTERESTED TRUSTEES
-------------------

                               TERM OF OFFICE      POSITION(S)
                               AND LENGTH OF       HELD WITH        PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS            TIME SERVED*        REGISTRANT       DURING PAST 5 YEARS                       HELD BY TRUSTEE
----------------------------  ------------------  ---------------  ----------------------------------------  ---------------------
DAVID M. BARSE** (45)          Trustee since       President,       President (5/98 to Present), Trustee      Director (7/96 to
622 Third Avenue               9/01                CEO and          (9/01 to Present), CEO (9/03 to           Present) of Covanta
New York, NY                                       Trustee          Present) and Executive Vice President     Holding Corporation,
10017                                                               (4/95 to 5/98) of Third Avenue Trust;     formerly Danielson
                                                                    President (7/99 to Present), Trustee      Holding Corporation;
                                                                    (9/01 to Present) and CEO (9/03 to        Director (3/01 to
                                                                    Present) of Third Avenue Variable         Present) of ACA
                                                                    Series Trust; CEO (4/03 to Present),      Capital Holdings,
                                                                    President (2/98 to Present), Director     Inc. (credit
                                                                    (4/95 to 12/02) and Executive Vice        enhancement).
                                                                    President (4/95 to 2/98) of EQSF
                                                                    Advisers, Inc. and its successor, Third
                                                                    Avenue Management LLC and sub-
                                                                    sidiaries; CEO (7/99 to Present),
                                                                    President (6/95 to Present), Director
                                                                    (1/95 to Present) of M.J. Whitman,
                                                                    Inc. and its successor, M.J. Whitman
                                                                    LLC (registered broker-dealer) and
                                                                    subsidiaries.
INDEPENDENT TRUSTEES
--------------------

JACK W. ABER (70)              Trustee since       Trustee          Professor of Finance (1972 to Present)    Trustee, The
51 Columbia Street             8/02                                 of Boston University School of            Managers Funds
Brookline, MA 02446                                                 Management, Trustee of Third              (1999 to Present)
                                                                    Avenue Variable Series Trust (8/02 to     (9 portfolios);
                                                                    Present); Trustee of Third Avenue         Trustee of Managers
                                                                    Trust (8/02 to Present).                  AMG Funds
                                                                                                              (1999 to Present)
                                                                                                              (6 portfolios),
                                                                                                              Managers Trust I
                                                                                                              (2000 to Present)
                                                                                                              (10 portfolios) and
                                                                                                              Managers Trust II
                                                                                                              (2000 to Present)
                                                                                                              (6 portfolios);
                                                                                                              Trustee of Appleton
                                                                                                              Growth Fund.

                            [THIRD AVENUE FUNDS LOGO]
INDEPENDENT TRUSTEES
--------------------

                               TERM OF OFFICE      POSITION(S)
                               AND LENGTH OF       HELD WITH        PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS            TIME SERVED*        REGISTRANT       DURING PAST 5 YEARS                       HELD BY TRUSTEE
----------------------------  ------------------  ---------------  ----------------------------------------  ---------------------
WILLIAM E. CHAPMAN, II (66)    Trustee since       Trustee          Trustee; President and Owner (1998        Trustee, The
380 Gulf of Mexico Drive,      8/02                                 to Present) of Longboat Retirement        Managers Funds
#531                                                                Planning Solutions (consulting firm);     (1999 to Present)
Longboat Key, FL 34228                                              part-time employee delivering retire-     (9 portfolios);
                                                                    ment and investment education semi-       Trustee of Managers
                                                                    nars (1/00 to Present) for Hewitt         AMG Funds
                                                                    Associates, LLC (consulting firm);        (1999 to Present)
                                                                    Trustee (5/02 to Present) of Bowdoin      (6 portfolios),
                                                                    College; various roles, the last of       Managers Trust I
                                                                    which was President of the                (2000 to Present)
                                                                    Retirement Plans Group (1990 to           (10 portfolios) and
                                                                    1998) with Kemper Funds (mutual           Managers Trust II
                                                                    funds group); investment sales, mar-      (2000 to Present)
                                                                    keting and general management roles       (6 portfolios).
                                                                    (1966 to 1990) with CIGNA (insur-
                                                                    ance group). Trustee of Third Avenue
                                                                    Variable Series Trust (8/02 to
                                                                    Present); Trustee of Third Avenue
                                                                    Trust (8/02 to Present).

LUCINDA FRANKS (61)            Trustee since       Trustee          Journalist (1969 to Present); Special     N/A
64 East 86th Street            7/99                                 Correspondent, Talk Magazine (1999-
New York, NY                                                        2000); Trustee of Third Avenue
10028                                                               Variable Series Trust (7/99 to
                                                                    Present); Trustee of Third Avenue
                                                                    Trust (2/98 to Present).

EDWARD J. KAIER (62)           Trustee since       Trustee          Partner (7/07 to Present) at Teeters      Trustee, The
111 N. Lowry's Lane            8/02                                 Harvey Gilboy & Kaier LLP (law            Managers Funds
Rosemont, PA 19010                                                  firm); Partner (1977 to 7/07) at          (1999 to Present)
                                                                    Hepburn Willcox Hamilton &                (9 portfolios),
                                                                    Putnam (law firm); Trustee of Third       Trustee of Managers
                                                                    Avenue Variable Series Trust (8/02 to     AMG Funds (1999 to
                                                                    Present); Trustee of Third Avenue         Present)
                                                                    Trust (8/02 to Present).                  (6 portfolios),
                                                                                                              Managers Trust I
                                                                                                              (2000 to Present)
                                                                                                              (10 portfolios) and
                                                                                                              Managers Trust II
                                                                                                              (2000 to Present)
                                                                                                              (6 portfolios).

                            [THIRD AVENUE FUNDS LOGO]

INDEPENDENT TRUSTEES
--------------------

                               TERM OF OFFICE      POSITION(S)
                               AND LENGTH OF       HELD WITH       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS            TIME SERVED*        REGISTRANT      DURING PAST 5 YEARS                       HELD BY TRUSTEE
----------------------------  ------------------  ---------------  ---------------------------------------  ---------------------
MARVIN MOSER, M.D. (83)        Trustee since       Trustee         Clinical Professor of Medicine (1984      Director (1997 to
13 Murray Hill Road            7/99                                to Present) at Yale University School     Present) of Nutrition
Scarsdale, NY                                                      of Medicine; Trustee (1992 to 2002)       21 Co. (marketing);
10583                                                              of the Trudeau Institute (medical         Director (2002 to
                                                                   research institute); Senior Medical       Present) of Compre-
                                                                   Consultant (1974 to 2002) for the         hensive Neuroscience
                                                                   National High Blood Pressure              (research and phar-
                                                                   Education Program of the National         maceutical site man-
                                                                   Heart, Lung and Blood Institute;          agement company).
                                                                   Trustee of Third Avenue Variable
                                                                   Series Trust (7/99 to Present); Trustee
                                                                   or Director of Third Avenue Trust or
                                                                   its predecessor (11/94 to Present).

ERIC RAKOWSKI (49)             Trustee since       Trustee         Professor (1990 to Present) at            Trustee, The Managers
571 Woodmont Avenue            8/02                                University of California at Berkeley      Funds (1999 to Present)
Berkeley, CA 94708                                                 School of Law; Visiting Professor         (9 portfolios), Trustee
                                                                   (1998-1999) at Harvard Law School.        of Managers AMG Funds
                                                                   Trustee of Third Avenue Variable Series   (1999 to Present)
                                                                   Trust (8/02 to Present); Trustee of       (6 portfolios),
                                                                   Third Avenue Trust (8/02 to Present).     Managers Trust I
                                                                                                             (2000 to Present)
                                                                                                             (10 portfolios) and
                                                                                                             Managers Trust II
                                                                                                             (2000 to Present)
                                                                                                             (6 portfolios).

MARTIN SHUBIK (81)             Trustee since       Trustee         Seymour H. Knox Professor (1975 to        N/A
Yale University                7/99                                Present) of Mathematical and
Dept. of Economics                                                 Institutional Economics, Yale
Box 2125, Yale Station                                             University; Trustee of Third Avenue
New Haven, CT                                                      Variable Series Trust (7/99 to
06520                                                              Present); Trustee or Director of Third
                                                                   Avenue Trust or its predecessor (11/90
                                                                   to Present).

CHARLES C. WALDEN (63)         Trustee since       Trustee         President and Owner (2006 to Present)     N/A
Sound Capital Associates, LLC  7/99                                of Sound Capital Associates, LLC
P.O. Box 1250                                                      (consulting firm); Executive Vice-
Madison, CT                                                        President of Investments and Chief
06443                                                              Investment Officer (1973 to 2007)
                                                                   Knights of Columbus (fraternal benefit
                                                                   society selling life insurance and
                                                                   annuities); Trustee of Third Avenue
                                                                   Variable Series Trust (7/99 to Present);
                                                                   Trustee or Director of Third Avenue
                                                                   Trust or its predecessor (5/96 to
                                                                   Present); Chartered Financial Analyst.

---------------------------------

*    Each trustee serves until his successor is duly elected and qualified.

** Messrs. Whitman and Barse are "interested trustees" of the Trust and the Adviser, Third Avenue Management LLC, due to their employment with and indirect ownership interests in the Adviser.

                            [THIRD AVENUE FUNDS LOGO]

PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------

                               POSITION(S)
                               HELD WITH                                                                        OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS            REGISTRANT          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                  HELD BY OFFICER
----------------------------  ------------------  -----------------------------------------------------------  ---------------------
VINCENT J. DUGAN (42)          Treasurer and       Treasurer and Chief Financial Officer (CFO) (9/04 to             N/A
622 Third Avenue               CFO                 Present) of Third Avenue Trust; Treasurer and CFO (9/04
New York, NY 10017                                 to Present) of Third Avenue Variable Series Trust; Chief
                                                   Operating Officer (COO) and CFO (8/04 to Present) of
                                                   Third Avenue Management LLC and subsidiaries; COO and CFO
                                                   (8/04 to Present) of Third Avenue Holdings Delaware LLC;
                                                   COO and CFO (8/04 to Present) of MJ Whitman LLC and
                                                   subsidiaries; Partner Ernst & Young LLP (6/02 to 8/04);
                                                   Partner Arthur Andersen LLP (9/98 to 6/02).

MICHAEL A. BUONO (40)          Controller          Controller (5/06 to Present) of Third Avenue Trust;              N/A
622 Third Avenue                                   Controller (5/06 to Present) of Third Avenue Variable
New York, NY 10017                                 Series Trust; Vice President and Assistant Controller
                                                   (12/05 to 5/06) of Legg Mason Partners Funds; Vice
                                                   President and Assistant Controller (12/98 to 12/05)
                                                   Citigroup Asset Management.

W. JAMES HALL III (43)         General  Counsel    General  Counsel and Secretary (6/00 to Present)  of Third       N/A
622 Third  Avenue                                  and Secretary Avenue Trust; General Counsel and Secretary
New York,  NY 10017                                (9/00 to Present) of Third Avenue Variable Series Trust;
                                                   General Counsel and Secretary (9/00 to Present) of EQSF
                                                   Advisers, Inc., and its successor, Third Avenue
                                                   Management LLC and subsidiaries; General Counsel and
                                                   Secretary (12/00 to 7/02) of Danielson Holding
                                                   Corporation; General Counsel and Secretary (5/00 to
                                                   Present) of M.J. Whitman, Inc. and its successor, M.J.
                                                   Whitman LLC and subsidiaries.

JOSEPH J. REARDON (47)        Chief                Chief Compliance Officer (CCO) (4/05 to Present) of              N/A
622 Third Avenue              Compliance           Third Avenue Trust; CCO (4/05 to Present) Third Avenue
New York, NY 10017            Officer              Variable Series Trust; CCO Third Avenue Management LLC
                                                   and subsidiaries (4/05 to Present); CCO (10/04 - 3/05)
                                                   Weiss, Peck & Greer Funds Trust; CCO (10/94 - 3/05)
                                                   Weiss, Peck & Greer Tudor Fund; Principal (10/94 - 10/04)
                                                   Weiss, Peck & Greer; Vice President and Secretary (10/94
                                                   - 10/04) Weiss, Peck & Greer Funds Trust, Weiss, Peck &
                                                   Greer Tudor Fund, Weiss, Peck & Greer International Fund,
                                                   Weiss, Peck & Greer International Fund.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                        SCHEDULE OF SHAREHOLDER EXPENSES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; other shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2007 and held for the entire reporting period ended October 31, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Expenses Paid
                                             Beginning              Ending       During the Period
                                           Account Value        Account Value     May 1, 2007 to       Annualized
                                            May 1, 2007       October 31, 2007   October 31, 2007*    Expense Ratio
                                            -----------       ----------------   -----------------    -------------
Third Avenue Value Fund
  Actual                                       $1,000              $1,073              $5.70              1.09%
  Hypothetical                                 $1,000              $1,020              $5.55              1.09%
Third Avenue Small Cap Value Fund
  Actual                                       $1,000              $1,010              $5.47              1.08%
  Hypothetical                                 $1,000              $1,020              $5.50              1.08%
Third Avenue Real Estate Value Fund
  Actual                                       $1,000              $  965              $5.55              1.12%
  Hypothetical                                 $1,000              $1,020              $5.70              1.12%
Third Avenue International Value Fund
  Actual                                       $1,000              $1,088              $7.63              1.45%
  Hypothetical                                 $1,000              $1,018              $7.38              1.45%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2007. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2007. Information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be issued by the Funds in the early part of 2008.

THIRD AVENUE VALUE FUND

Of the $3.343 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2007, $3.241 was derived from net investment income, $0.008 from short-term capital gains, which are taxed as ordinary income and $0.094 from long-term capital gains. Foreign taxes of $0.0198 are included in arriving at the net investment income of $3.241. Of the total ordinary income (including net investment income and short-term capital gains) distributed 8.98% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 5.57% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND

Of the $1.417 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2007, $0.428 was derived from net investment income, $0.120 from short-term capital gains, which are taxed as ordinary income and $0.869 from long-term capital gains. Of the total ordinary income (including short-term capital gains) distributed 47.71% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 20.01% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND

Of the $3.524 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2007, $0.812 was derived from net investment income, $0.066 from short-term capital gains, which are taxed as ordinary income and $2.646 from long-term capital gains. Of the total ordinary income (including short-term capital gains) distributed 18.59% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 7.72% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE INTERNATIONAL VALUE FUND

Of the $2.825 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2007, $1.084 was derived from net investment income, $0.164 from short-term capital gains, which are taxed as ordinary income and $1.577 from long-term capital gains. Foreign taxes of $0.0121 are included in arriving at the net investment income of $1.084. Of the total ordinary income (including net investment income and short-term capital gains) distributed 26.51% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). None of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   FEDERAL TAX STATUS OF DIVIDENDS (CONTINUED)
                                  (UNAUDITED)

For the fiscal year ended October 31, 2007, the Third Avenue Value Fund intends to elect to pass through to shareholders the income tax credit for eligible taxes paid to foreign countries. Gross income and foreign tax expenses by country for the year ended October 31, 2007 are as follows:

                                                                     FOREIGN TAX
COUNTRY                                     GROSS INCOME            PASS THROUGH
-------                                     ------------            ------------
Bermuda                                     $  2,526,575            $         --
Canada                                         8,140,468               1,036,662
Hong Kong                                     63,770,273                      --
Japan                                         13,482,064                 943,691
Korea                                          7,539,867               1,240,667
Sweden                                         6,861,904               1,029,286
Switzerland                                      697,687                 104,653
United Kingdom                                73,827,125                      --
                                            ------------            ------------
Totals                                      $176,845,963            $  4,354,959
                                            ============            ============

For the fiscal year ended October 31, 2007, the Third Avenue International Value Fund intends to elect to pass through to shareholders the income tax credit for eligible taxes paid to foreign countries. Gross income and foreign tax expenses by country for the year ended October 31, 2007 are as follows:

                                                                     FOREIGN TAX
COUNTRY                                     GROSS INCOME            PASS THROUGH
-------                                     ------------            ------------
Argentina                                     $    18,288            $        --
Australia                                       1,154,144                     --
Bahamas                                           322,390                     --
Belgium                                           834,424                125,164
Bermuda                                        17,312,131                     --
Canada                                         11,837,407                645,705
Chile                                           1,061,356                230,208
France                                            597,827                 90,613
Hong Kong                                       3,357,134                     --
Japan                                           3,900,406                273,028
Netherlands                                       896,474                     --
New Zealand                                     4,902,230                     --
Norway                                          4,902,322                735,348
Singapore                                       3,523,275                     --
Sweden                                            112,596                 16,889
Switzerland                                       137,887                 20,683
Taiwan                                          2,266,384                551,723
Thailand                                          991,744                 99,174
United Kingdom                                  3,281,814                     --
                                              -----------            -----------
Totals                                        $61,410,233            $ 2,788,535
                                              ===========            ===========

                                BOARD OF TRUSTEES

                                  Jack W. Aber
                                 David M. Barse
                             William E. Chapman II
                                 Lucinda Franks
                                Edward J. Kaier
                                  Marvin Moser
                                 Eric Rakowski
                                  Martin Shubik
                               Charles C. Walden
                               Martin J. Whitman

                                    OFFICERS

                                Martin J. Whitman
                             Chairman of the Board
                                 David M. Barse
                       President, Chief Executive Officer
                                Vincent J. Dugan
                       Chief Financial Officer, Treasurer
                                Michael A. Buono
                                   Controller
                                 W. James Hall
                           General Counsel, Secretary
                               Joseph J. Reardon
                            Chief Compliance Officer

                                 TRANSFER AGENT

                                    PFPC Inc.
                                 P.O. Box 9802
                           Providence, RI 02940-8002
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER

                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP
                               300 Madison Avenue
                               New York, NY 10017

                                    CUSTODIAN

                             Custodial Trust Company
                              101 Carnegie Center
                              Princeton, NJ 08540

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com

ITEM 2. CODE OF ETHICS.

At October 31, 2007, the Trust had a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust's Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are "audit committee financial experts" ("ACFE") as defined by the Securities and Exchange Commission ("SEC") and has designated Mr. Aber as the Committee's ACFE. Each of the Messrs. Aber, Shubik and Walden are "independent" as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust's principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $233,000, including out of pocket expenses of approximately $12,000, for the fiscal year ended October 31, 2007 and $224,500, including out of pocket expenses of approximately $12,000, for the fiscal year ended October 31, 2006.

(b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Trust's principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported above in Item 4(a) were $0 for the fiscal year ended October 31, 2007 and $0 the fiscal year ended October 31, 2006.

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust's principal accountant for tax compliance, tax advice and tax planning were $153,200 for the fiscal year ended October 31, 2007 and $142,600 for the fiscal year ended October 31, 2006. These services related to the preparation of tax returns and the review of tax-related issues.

(d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Trust's principal accountant, other than the services reported above in Items 4(a) through (c) were $0 for the fiscal year ended October 31, 2007 and $0 for the fiscal year ended October 31, 2006.

(e)     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

        (i) The Audit Committee's pre-approval policies and procedures are addressed in the Audit Committee's Charter, attached as Exhibit C and hereto incorporated by reference.

        (ii) The percentage of services described in each of Items 4(b) through
(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 100% for the fiscal years ended October 31, 2007 and October 31, 2006.

(f)     Not Applicable.

(g) The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for each of the last two fiscal years were $78,000 for the fiscal year ending October 31, 2007 and $65,000 for the fiscal year ending October 31, 2006.

(h)     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)     Audit Committee Charter

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THIRD AVENUE TRUST

By:      /s/ David M. Barse
Name:    David M. Barse
Title:   Principal Executive Officer
Date:    December 21, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ David M. Barse
Name:    David M. Barse
Title:   Principal Executive Officer
Date:    December 21, 2007

By:      /s/ Vincent J. Dugan
Name:    Vincent J. Dugan
Title:   Principal Financial Officer
Date:    December 21, 2007